As filed with the Securities and Exchange Commission on May 4, 2015.

Securities Act File No. 333-202461

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Pre-Effective Amendment No. 1

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

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Freedom Capital Corporation
(Exact name of registrant as specified in charter)

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2200 Wilson Boulevard
Suite 805
Arlington, VA 22201
(703) 259-8204

(Address and telephone number, including area code, of principal executive offices)

Jeffrey McClure
2200 Wilson Boulevard
Suite 805
Arlington, VA 22201
(Name and address of agent for service)
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COPIES TO:

Peter J. Shea, Esq. Katten Muchin Rosenman LLP 575 Madison Avenue New York, NY 10022	Heath D. Linsky, Esq. Owen J. Pinkerton, Esq. Morris, Manning & Martin LLP 1401 Eye Street, NW, Suite 600 Washington, DC 20005

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Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box): [_] when declared effective pursuant to section 8(c).

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The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 4, 2015

FREEDOM CAPITAL CORPORATION

PRELIMINARY PROSPECTUS

We are a newly organized specialty finance company that intends to invest primarily in debt and equity securities of private U.S. small and middle-market companies. Our investment objectives are to generate current income and long-term capital appreciation. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investments and activities are managed by Freedom Capital Investment Advisors LLC, an unregistered private investment advisory firm. Freedom Capital Investment Advisors LLC intends to register as an investment adviser with the Securities and Exchange Commission at such time as we have at least $25 million in assets under management. Freedom Capital Investment Advisors LLC may engage one or more sub-advisers to act as our investment sub-adviser. We are a “blind pool,” have no meaningful operating history, and have not generated any income upon which you can evaluate our performance.

•	An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
•	You may not have access to the money you invest for an indefinite period of time.
•	You should not expect to be able to sell your shares regardless of how we perform.
•	If you are unable to sell your shares, you will be unable to reduce your exposure on any market downturn.
•	We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.
•	We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase. Specifically, the number of shares to be repurchased during any calendar year will be limited to the number of shares we can repurchase using proceeds received from sales of shares under our distribution reinvestment plan and, in the discretion of our board of directors, available cash. In addition, any such repurchases will be at a 10% discount to the offering price in effect on the date of repurchase. We may terminate the repurchase program at any time.

•	Our distributions may also be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that may be subject to repayment to our affiliate, Freedom Capital Investment Advisors LLC. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Freedom Capital Investment Advisors LLC may not continue in the future. If Freedom Capital Investment Advisors LLC does not agree to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Freedom Capital Investment Advisors LLC will reduce the future distributions to which you would otherwise be entitled.

Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may reduce the amount of capital available to us for investment. To the extent such distributions exceed our earnings, they may constitute a return of capital for tax purposes. Any capital returned to you through distributions will be distributed after payment of fees and expenses. A return of capital is a return of a portion of your original investment in the Company and this may reduce the tax basis of your investment. As a result of any reduction of the tax basis of your shares, you may be subject to tax if you sell your shares in the Company, even if they are sold at an amount that is less than your initial cost of the shares.

Through our affiliate, Democracy Funding LLC, or the dealer manager, we are offering on a continuous basis up to 50,000,000 shares of common stock in this offering at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. In this offering on a “best efforts” basis, the dealer manager and other financial representatives participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. The minimum permitted purchase is $5,000 in shares of our common stock. We will not sell any shares unless we raise $2.5 million in this offering and in one or more private placements by [_____], 2016, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not satisfy the minimum offering requirement by [_____], 2016, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Prior to satisfying the minimum offering requirement, no fees will be earned and you will not incur any expenses. Similarly, any offering expenses incurred by Freedom Capital Investment Advisors LLC or its affiliates will not be subject to reimbursement prior to satisfying the minimum offering requirement. As a result, upon satisfaction of the minimum offering requirement, we will have raised total gross proceeds of at least $2.5 million.

We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop. Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 40.

	Per Share	Total Minimum	Total Maximum
Price to Public(1)	$10.00	$2,500,000	$500,000,000
Sales Load(2)	$1.00	$250,000	$50,000,000
Net Proceeds (Before Expenses)(3)	$9.00	$2,250,000	$450,000,000

(1)	Assumes all shares are sold at the initial offering price of $10.00 per share.
(2)	“Sales Load” includes selling commissions of 7.0% and dealer manager fees of 3.0%. See “Plan of Distribution—Compensation of Dealer Manager and Selected Broker-Dealers.”
(3)	We estimate that we will incur approximately $37,500 of expenses in connection with this offering if the minimum number of shares is sold and approximately $3.0 million of expenses if the maximum number of shares is sold.

Because you will pay a sales load of up to 10.0% and offering expenses of up to 1.5%, if you invest $100 in our shares and pay the full sales load, at least $88.50 but less than $90.00 of your investment will actually be used by us for investments. As a result, based on the initial public offering price of $10.00, you would have to experience a total return on your investment of between 11.0% and 13.0% in order to recover the sales load and expenses. See “Estimated Use of Proceeds” on page 72.

In addition, we are currently conducting a private placement of shares of our common stock to certain members of our board of directors and individuals and entities affiliated with Freedom Capital Investment Advisors and a sub-adviser, if any.

After giving effect to the offering and organizational expenses and sales charges and, to the extent we issue additional equity interests after your purchase of our shares, including additional shares issued in private placements and in this initial and future public offerings, your percentage ownership interest in us will be immediately diluted. Our net asset value per share is estimated to be lower than the price per share in this offering after giving effect to the estimated offering and organizational expenses and the sales charges, and taking into account the shares to be issued in the private placement. See “Risk Factors—Risks Related to an Investment in Our Common Stock—Investors in this offering will suffer immediate dilution.”

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please keep this prospectus for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 2200 Wilson Boulevard, Suite 805, Arlington, VA 22201, by calling us collect at (703) 259-8204 or by visiting our website at http://freedomcapitalfunds.com. In addition, the contact information provided above may be used by you to make stockholder inquiries. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

We have not been in the business described in this prospectus for at least three years. Except as specifically required by the 1940 Act and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

Neither the Securities and Exchange Commission, the Attorney General of New York, nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The use of forecasting in this offering is prohibited. Any representations to the contrary and any predictions, written or oral, as to the amount or certainty of the present or future cash benefit or tax consequence which may flow from an investment in this program is not permitted.

The date of this prospectus is               , 2015

Democracy Funding LLC

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement of which this prospectus is a part with the SEC if our net asset value declines more than 10% from our net asset value as of the effective date of the registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment until the registration statement, as amended, is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the New York Stock Exchange is closed for trading.

You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

SUITABILITY STANDARDS

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of Freedom Capital Investment Advisors LLC and a sub-adviser, if any, and (e) the tax consequences of the investment. We, through our affiliated dealer manager and the selected broker-dealers selling shares on our behalf, must make every reasonable effort to determine that the purchase of shares of our common stock is a suitable and appropriate investment for each prospective stockholder based on information provided by the prospective stockholder in the subscription agreement regarding the prospective stockholder’s financial situation and investment objectives.

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In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards:

Alabama—In addition to the general suitability standards, this investment will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in this program and its affiliates.

Idaho—In addition to the suitability standards noted above, an investment in us is limited to Idaho investors who have either (i) a gross annual income of at least $85,000 and a liquid net worth of at least $85,000 or (ii) a liquid net worth of at least $300,000. Additionally, an Idaho investor’s total investment in us shall not exceed 10% of his or her liquid net worth. (“Liquid net worth” shall include only cash plus cash equivalents. “Cash equivalents” includes assets which may be convertible to cash within one year).

Iowa—In addition to the suitability standards noted above, an investor in the State of Iowa must have either (i) a net worth of $100,000 and annual gross income of $70,000, or (ii) a net worth of $350,000. Additionally, Iowa residents may not invest, in the aggregate, more than 10% of their liquid net worth in this and similar direct participation investments. For purposes of this recommendation, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Kansas—In addition to the suitability standards above, it is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in Freedom Capital Corporation and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—Investors who reside in the state of Kentucky must have either (i) a minimum gross annual income of $85,000 and a minimum net worth (as defined in the NASAA Omnibus Guidelines) of $85,000 or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in Freedom Capital Corporation’s shares or the shares of the Company’s affiliates’ non-publicly traded business development companies. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Maine—In addition to the suitability standards above, the Maine Office of Securities recommends that a Maine investor’s aggregate investment in this offering and similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

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Massachusetts—In addition to the suitability standards above, Massachusetts investors may not invest over 10% of their liquid net worth in this offering and in other illiquid direct participation programs.

New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor, more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates, and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents, and readily marketable securities.

North Dakota—In addition to the suitability standards above, North Dakota investors must represent that they have a net worth of at least ten times their investment in Freedom Capital Corporation.

Oregon—In addition to the suitability standards set forth above, the state of Oregon requires that each Oregon investor will limit his or her investment in this offering to no more than 10% of his or her net worth.

Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. § 230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings, or automobiles) minus total liabilities.

For additional information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Freedom Capital Corporation” refer to Freedom Capital Corporation. In addition, the term “Freedom Capital Investment Advisors” refers to Freedom Capital Investment Advisors LLC.

Freedom Capital Corporation

We are a newly organized, externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Code.

We are managed by Freedom Capital Investment Advisors. Freedom Capital Investment Advisors is not presently registered as an investment adviser due to available exemptions under applicable state law. We expect that Freedom Capital Investment Advisors will register with the SEC as an investment adviser once we achieve assets under management of $25 million or greater. We believe that Freedom Capital Investment Advisors is among the first investment advisors to invest according to principles that seek to enhance the economy and security of the United States and its allies. We intend to initially screen potential investments based upon the Patriotic Responsible Investing principles outlined in this prospectus in the following paragraph. Using subjective analysis, we will determine if a potential investment sufficiently meets the threshold to be an investment according to Patriotic Responsible Investing principles. Once this threshold is met, we will make investments based upon a fundamental financial analysis of each particular investment opportunity.

Patriotic Responsible Investing seeks to direct capital investment towards entities that through their commercial endeavors provide for and enhance the sovereign and economic security and freedom of the United States and its allies. Entities that fit within the Patriotic Responsible Investing framework typically provide the United States and its allies one or more of the following benefits: (i) independence from foreign political and economic coercion, (ii) freedom to pursue constitutionally protected activities, (iii) protection from foreign state sponsored and private acts of terror, (iv) ability to obtain data and intelligence to defeat acts of war, terror or aggression, (v) defense against acts of war and aggression, and (vi) facilitation of a democratic economy where capital is allocated without undue social or bureaucratic intervention.

Our investment objectives are to generate current income and long-term capital appreciation. We will seek to meet our investment objectives by:

•	Utilizing the experience and expertise of the management team of Freedom Capital Investment Advisors, which has significant experience in identifying, screening, structuring and executing debt and equity transactions for middle-market companies. See “Investment Objectives and Strategy—Potential Competitive Strengths—Seasoned investment professionals” for a description of the experience of the Freedom Capital Investment Advisors’ management team.

•	Investing in directly originated debt and equity financings in addition to syndicated and traded transactions
•	Focusing on investments in a broad array of private U.S. small and middle-market companies that meet our investment objectives, which we define as companies with annual revenue of approximately $10 million to $2.5 billion at the time of investment. In the event that we invest in public companies, we will be limited to investing in such companies with capitalization of less than $250 million.
•	Investing primarily in established, stable enterprises with a history of operations and positive cash flows and maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative credit events within our portfolio.

We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, second lien secured loans, subordinated debt, common equity and preferred equity of private U.S. small and middle-market companies. We may purchase interests in loans and equity through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments, through a co-investment with a financial sponsor, such as an institutional investor or private equity firm, or through a direct investment. In addition, a portion of our portfolio may be comprised of corporate bonds, unsecured loans, collateralized loan obligations, or CLOs, and other debt securities. Once we raise a significant amount of proceeds from our offering, we expect that our investments will generally range between $2 million and $15 million each, although investments may vary proportionately with the size of our capital base and will ultimately be made at the discretion of Freedom Capital Investment Advisors, subject to oversight by our board of directors. Prior to raising significant amounts of capital, we may make smaller investments due to liquidity constraints.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with Freedom Capital Investment Advisors or a sub-adviser, if any, in transactions originated by Freedom Capital Investment Advisors or a sub-adviser or their respective affiliates unless we obtain an exemptive order from the SEC. We presently do not have exemptive relief under the 1940 Act to engage in such co-investments. Consequently, any co-investments we make with one or more accounts managed by Freedom Capital Investment Advisors, a sub-adviser, if any, or any of their respective affiliates will be made in accordance with existing regulatory guidance and the allocation policies of Freedom Capital Investment Advisors, a sub-adviser, if any, and their respective affiliates, as applicable. However, we will be permitted to, and may, co-invest in syndicated deals and secondary market transactions where price is the only negotiated point.

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Subject to the 1940 Act restrictions on co-investments with affiliates, Freedom Capital Investment Advisors or a sub-adviser, if any, will offer us the right to participate in all investment opportunities, including co-investing in syndicated deals and secondary market transactions where price is the only negotiated point, that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with Freedom Capital Investment Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably with other accounts sponsored or managed by Freedom Capital Investment Advisors, any sub-adviser and their respective affiliates. See “Risk Factors—Risks Related to Freedom Capital Investment Advisors and Its Affiliates—There may be conflicts of interest related to the allocation of investment opportunities among Freedom Capital Investment Advisors, or any sub-adviser, and their respective affiliates,” “Investment Objectives and Strategy,” and “Certain Relationships and Related Party Transactions—Competition and Allocation of Investment Opportunities” for a description of Freedom Capital Investment Advisors’ investment allocation policies and related risks.

To seek to enhance our returns, we intend in the future to employ leverage as market conditions permit and at the discretion of Freedom Capital Investment Advisors, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. We do not intend to employ leverage within the first year after we commence this offering. See “Risk Factors—Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.

While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds, instead of managing to quarterly market expectations. While our offering price, which will exceed our net asset value per share, is subject to adjustment in accordance with the 1940 Act and our share pricing policy, because our shares will not be listed on a national securities exchange, our stockholders will not be subject to the daily share price volatility associated with the public markets. However, the net asset value of our shares may be volatile. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program beginning with the first full calendar quarter following the one year anniversary of the date that we satisfy the minimum offering requirement. We are not obligated to repurchase shares and, if we do so, shares will be repurchased at a discount of 10% from the current offering price at the time of such repurchase. This will be the only method by which our stockholders may obtain liquidity prior to a liquidity event. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price. If stockholders are able to sell their shares, it is likely they will have to sell them at a significant discount to their purchase price.

We do not currently intend to list our shares on an exchange and do not expect a public market to develop for them in the foreseeable future. We intend to seek to complete a liquidity event within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you might not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. The Fund can continue this offering indefinitely and/or commence a new offering which would have the effect of postponing indefinitely the completion of the Fund’s offering stage. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our shares on a national securities exchange, stockholders, including those who purchase shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. There can be no assurance that we will be able to complete a liquidity event.

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Capital Contribution by Freedom Capital Investment Management LLC

In December 2014, pursuant to a private placement, Freedom Capital Investment Management LLC, contributed an aggregate of $100,000, which was used in its entirety to purchase approximately 11,111.110 shares of common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. Freedom Capital Investment Management has agreed not to tender these shares for repurchase as long as it remains an affiliate of our investment adviser.

In addition, we are currently conducting a private placement of shares of our common stock to certain members of our board of directors, individuals and entities affiliated with Freedom Capital Investment Advisors and a sub-adviser, if any. We expect to issue the shares purchased in the private placement at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees, upon satisfaction of the minimum offering requirement. As a result, upon satisfaction of the minimum offering requirement, we will have raised total gross proceeds of at least $2,500,000. A portion of these proceeds may be used to pay certain front-end fees, as defined in our charter, and expenses.

About Freedom Capital Investment Advisors

Freedom Capital Investment Advisors believes it is among the first fund managers to focus primarily on identifying and structuring investments in sectors of the economy that promote economic growth, independence, and freedom for the people of the United States and its allies.

In September 2014, our Chairman, president and chief executive officer, Jeffrey M. McClure, co-founded Freedom Capital Investment Advisors, as a wholly-owned subsidiary of Freedom Capital Investment Management LLC, to create Patriotic Responsible Investing opportunities that reflect the beliefs and agenda of its clients.

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According to the 2014 report “Foundation Report on Sustainable and Responsible Investing Trends in the United States” published by the Forum for Sustainable and Responsible Investment (“USSIF”), the number of mutual funds with agenda driven investment theses has grown from 55 in 1995 to 925 in 2014. Assets under management in those funds have ballooned to approximately $4.3 trillion. In addition, according to the USSIF report, as of year-end 2013, more than one out of every six dollars under professional management in the United States - $6.57 trillion - was invested using socially responsible investment (“SRI”) strategies. The Company and Freedom Capital Investment Advisors believe that the impact of applying SRI filters on such a massive scale has in many cases limited access to funding for companies in parts of the economy that support U.S. economic and military independence, which are all part of Patriotic Responsible Investing. The below chart (source USSIF Foundation Report on Sustainable and Responsible Investing Trends in the United States 2014) shows the growth of SRI strategies over this time period:

In addition, over 1,200 global pensions, advisors, and institutions managing approximately $45 trillion have signed the United Nations’ Principles for Responsible Investment as of April 2014, thereby agreeing to invest with Environmental, Social, and Governance (“ESG”) issues in mind. This represents enormous growth in assets managed according to Principles for Responsible Investment since April 2006, when only approximately 200 managers managing approximately $6 trillion followed Principles for Responsible Investment, as shown in the following chart (source PRI Fact Sheet, available at http://www.unpri.org/news/pri-fact-sheet/).

We believe that the capital markets have realized the importance and influence of mission driven capital as evidenced by the tremendous growth in SRI investments. Freedom Capital Investment Advisors believes it is among the leaders in actively investing according to principles that seek to enhance the economy and security of the United States and its allies.

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Freedom Capital Investment Advisors’ senior management team has experience in lending, private equity and real estate investing and has expertise in investing at all levels of the capital structure to provide attractive returns to investors. The team has knowledge of the managerial, operational and regulatory requirements of highly regulated entities including banks, REITs, BDCs and registered broker dealers.

Prior to founding Freedom Capital Investment Advisors, Jeffrey McClure co-led the creation of a fixed income asset manager and the associated origination and structuring of over $1.5 billion of debt and $250 million of equity securities. Previously, Mr. McClure was an investment banker at Friedman Billings Ramsey, where he sourced over $4 billion of capital for mid-size real estate and corporate clients.

All investment decisions require the unanimous approval of Freedom Capital Investment Advisors’ investment committee, which currently consists of Mr. McClure. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the effective date of the investment advisory and administrative services agreement, will annually review the compensation we pay to Freedom Capital Investment Advisors and the compensation Freedom Capital Investment Advisors may pay to a sub-adviser, if any, to determine that the provisions of the investment advisory and administrative services agreement and any investment sub-advisory agreement, respectively, are carried out. See “Investment Advisory and Administrative Services Agreement” for more information, including information regarding the termination provisions of the investment advisory and administrative services agreement.

About a Potential Sub-Adviser

From time to time, Freedom Capital Investment Advisors may enter into sub-advisory relationships with registered investment advisers that possess skills that Freedom Capital Investment Advisors believes will aid it in achieving our investment objectives. Freedom Capital Investment Advisors may engage one or more sub-advisers to act as our investment sub-adviser. A sub-adviser may assist Freedom Capital Investment Advisors in identifying investment opportunities and will make investment recommendations for approval by Freedom Capital Investment Advisors, according to guidelines set by Freedom Capital Investment Advisors.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

•	An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
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•	You may not have access to the money you invest for an indefinite period of time.
•	You should not expect to be able to sell your shares regardless of how we perform.
•	If you are unable to sell your shares, you will be unable to reduce your exposure on any market downturn.
•	We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.
•	We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase. Specifically, the number of shares to be repurchased during any calendar year will be limited to the number of shares we can repurchase using proceeds received from sales of shares under the Company’s distribution reinvestment plan and, in the discretion of our board of directors, available cash. In addition, any such repurchases will be at a 10% discount to the current offering price on the date of repurchase. We may terminate the repurchase program at any time.
•	We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.
•	Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may reduce the amount of capital available to us for investment. To the extent such distributions exceed our earnings, they may constitute a return of capital for tax purposes. Any capital returned to you through distributions will be distributed after payment of fees and expenses. A return of capital is a return of a portion of your original investment in the Company and this may reduce the tax basis of your investment. As a result of any reduction of the tax basis of your shares, you may be subject to tax if you sell your shares, even if they are sold at an amount that is less than your initial cost of the shares.
•	Our distributions may also be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees that may be subject to repayment to Freedom Capital Investment Advisors. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursement by Freedom Capital Investment Advisors may not continue in the future. If Freedom Capital Investment Advisors does not agree to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Freedom Capital Investment Advisors will reduce the future distributions to which you would otherwise be entitled.
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•	Investing in small and middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
•	An investment strategy focused primarily on privately-held small and middle-market companies presents certain challenges, including the lack of available information about these companies.
•	A lack of liquidity in certain of our investments may adversely affect our business.
•	We have not identified any specific investments that we will make with the proceeds of this offering and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a “blind pool” offering.
•	We may invest in securities that are rated below investment grade by rating agencies (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation) or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
•	Freedom Capital Investment Advisors is a new entity and has no prior experience managing a BDC or a RIC. Therefore, Freedom Capital Investment Advisors may not be able to successfully operate our business or achieve our investment objectives.
•	Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives.
•	The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our business, financial condition and results of operations.
•	There is a risk that investors in our common stock may not receive distributions or that our distributions will not grow over time.
•	We may pay distributions from the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from available sources to make distributions.
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•	While we intend to conduct quarterly tender offers for our shares pursuant to our share repurchase program beginning with the first full calendar quarter following the one year anniversary of the date that we satisfy the minimum offering requirement, only a limited number of shares will be eligible for repurchase and our board of directors may suspend or terminate our share repurchase program at any time.
•	The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings; particularly during the period before we have substantially invested the net proceeds from our continuous public offering. Therefore, it is possible that a portion of the distributions that we make will represent a return of capital to you for tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to Freedom Capital Investment Advisors. Each year a statement on Form 1099-DIV identifying the sources of the distributions that we make will be mailed to you.
•	We intend to qualify as a RIC for federal income tax purposes but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.
•	As a result of the annual distribution requirement to maintain our qualification as a RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.
•	We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
•	A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
•	We intend to invest in senior secured loans, second lien secured loans, subordinated debt, common equity and preferred equity of private U.S. small and middle-market companies. There is no limit on the amount of subordinated debt and selected equity investments in which we may invest. For our senior secured and second lien secured loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company, which may lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. In addition, our senior secured and second lien secured loan investments generally will be callable by the issuer at any time, which may decrease our returns on such investments. Our subordinated debt investments typically will have customary call protections, but such investments generally may be called by the issuer prior to their stated maturity, which may decrease our returns on such investments. For our equity investments, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
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•	The potential for Freedom Capital Investment Advisors to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to make investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on average monthly gross assets, Freedom Capital Investment Advisors may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since a sub-adviser, if any, will receive a portion of the advisory fees paid to Freedom Capital Investment Advisors, a sub-adviser may have an incentive to recommend investments that are riskier or more speculative.
•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
•	Freedom Capital Investment Advisors, its affiliates and a sub-adviser, if any, may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our stockholders’ best interests.
•	After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each monthly closing date. As a result, such purchase price may be higher than the prior monthly closing price per share, and therefore you may receive fewer shares than if you had subscribed at the prior monthly closing price.
•	We intend to borrow funds in the future to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.
•	Our portfolio, especially until we raise significant capital from this offering, may be invested in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

See “Risk Factors” beginning on page 40 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

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Investment Strategy

The investment strategy of Freedom Capital Investment Advisors is to provide capital to sectors of the economy that promote economic growth, independence, and freedom for the people of the U.S. and its allies. Utilizing these Patriotic Responsible Investing principles, we will follow investment strategies focusing on small to middle-market private U.S. companies. Although large companies that meet Patriotic Responsible Investing principles may exist, we anticipate that our portfolio will primarily consist of small and middle-market companies because we believe that these companies more often present favorable investment opportunities.

According to the U.S. Small Business Administration, small businesses produced 46% of U.S. gross domestic product (“GDP”) (“Small Business GDP: Update 2002-2010, SBA Office of Advocacy,” January 2012). Unfortunately, the US capital markets make it difficult for small and middle-market companies to access capital efficiently. According to the Investment Company Institute, the number of publicly traded companies declined from 8,823 in 1997 (peak year) to 5,248 at the end of 2014, indicating that there is reduced access to public capital markets for small and middle-market companies. Moreover, recent changes in banking law and regulation have reduced the traditional sources of bank financing for small and middle-market companies. Freedom Capital recognizes the need for high-quality capital partners and brings institutional quality underwriting and structuring experience to the small and middle markets.

Our principal focus will be to invest at all levels of the private company capital structure, including senior secured loans, second lien secured loans, subordinated loans, and preferred and common equity of private U.S. small and middle-market companies. We may purchase interests in loans and equity through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments, through a co-investment with a financial sponsor, such as an institutional investor or private equity firm, or through a direct investment. In addition, a portion of our portfolio may be comprised of corporate bonds, unsecured loans, collateralized loan obligations, or CLOs, and other debt securities. Once we raise a significant amount of proceeds from our offering, we expect that our investments will generally range between $2 million and $15 million each, although investments may vary proportionately with the size of our capital base and will ultimately be made at the discretion of Freedom Capital Investment Advisors, subject to oversight by our board of directors. Prior to raising significant amounts of capital, we may make smaller investments due to liquidity constraints.

See “Investment Objectives and Strategy” for additional information regarding our investment strategy.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths: seasoned investment professionals, a long-term investment horizon, a disciplined investment philosophy, and investment expertise across all levels of the corporate capital structure.

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See “Investment Objectives and Strategy—Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our investors.

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part that will be subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but intends to use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000. In order to satisfy the minimum offering requirement, we are required to raise at least $2.5 million pursuant to this offering and in one or more private offerings by [ ], 2016, which is one year from the date this registration statement is declared effective by the SEC, in order to satisfy the minimum offering requirement. Upon satisfying the minimum offering requirement, offering proceeds will be released to us and we will commence operations. In addition, we are currently conducting a private placement of shares of our common stock to certain members of our board of directors and individuals and entities affiliated with Freedom Capital Investment Advisors and a sub-adviser, if any. We expect to issue the shares purchased in the private placement at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees, upon the satisfaction of the minimum offering requirement. As a result, upon satisfaction of the minimum offering requirement, we will have raised total gross proceeds of at least $2.5 million.

We are offering our shares on a continuous basis at an initial offering price of $10.00 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at http://freedomcapitalfunds.com.

Democracy Funding LLC will act as the dealer manager in connection with the sale of shares registered in this offering. The dealer manager was formed in 2002 and became a member of FINRA in 2003. Democracy Funding LLC was acquired by The Bear Companies, an affiliate of Freedom Capital Investment Management LLC, in 2005. The dealer manager is an affiliate of Freedom Capital Investment Advisors. Our dealer manager has not previously served as a dealer manager in a continuous public offering. See “Plan of Distribution—Compensation of Dealer Manager and Selected Broker-Dealers” for information regarding the fees payable to the dealer manager in this offering.

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To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. Prior to satisfying the minimum offering requirement, you should make your check payable to “UMB Fund Services, Inc., as agent for UMB Bank, N.A., as escrow agent for Freedom Capital Corporation.” Subsequent to satisfying the minimum offering requirement, you should make your check payable to “UMB Fund Services, Inc., as agent for UMB Bank, N.A., as agent for Freedom Capital Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our satisfying the minimum offering requirement will be deposited into an interest-bearing account. See “—How to Subscribe.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of Freedom Capital Investment Advisors and a sub-adviser, if any, and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of certain states, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.
•	Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.
•	Deliver a check for the full purchase price of the shares of our common stock being subscribed for, along with the completed subscription agreement, to the selected broker-dealer or registered investment advisor. Prior to satisfying the minimum offering requirement, you should make your check payable to “UMB Fund Services, Inc., as agent for UMB Bank, N.A., as escrow agent for Freedom Capital Corporation.” Subsequent to satisfying the minimum offering requirement, you should make your check payable to “UMB Fund Services, Inc., as agent for UMB Bank, N.A., as agent for Freedom Capital Corporation.” The initial minimum permitted purchase is $5,000. After you have satisfied the applicable minimum purchase requirement, additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

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•	By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us, and, each investor will be admitted not later than the last day of the calendar month following the date the investor’s subscription was accepted by us. If rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise $2.5 million pursuant to this offering and in one or more private placements by [ ], 2016, which is one year from the date this registration statement is declared effective by the SEC, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares of our common stock.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in small and middle-market private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to our stockholders. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and industries.

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Pending investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our intention to elect to be taxed as a RIC. See “Estimated Use of Proceeds.”

Share Repurchase Program

We do not currently intend to list our shares of common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. See “Share Repurchase Program.”

Beginning with the first full calendar quarter following the one year anniversary of the date that we satisfy the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase shares, we generally will conduct repurchases on the same date that we hold our first monthly closing for the sale of shares in this offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10.0% of the number of shares outstanding at the end of the prior calendar year, or 2.5% at the end of the prior quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We intend to offer to repurchase such shares on each date of repurchase at a price equal to 90% of the offering price in effect on the date of repurchase. Freedom Capital Investment Advisors will not receive any separate fees in connection with the repurchase of shares under our share repurchase program.

If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you have purchased or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. To the extent you seek to tender all of the shares that you own and we repurchase less than the full amount of shares that you request to have repurchased, you may maintain a balance of shares of common stock of less than $5,000 following such share repurchase. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares.

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Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may amend, suspend or terminate the share repurchase program at any time. We intend to conduct our share repurchase program in compliance with criteria set forth in the December 19, 2013 SEC order granting limited exemption from Rule 102(a) of Regulation M under the Exchange Act to certain BDCs.

Liquidity Strategy

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you might not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. The Fund can continue this offering indefinitely and/or commence a new offering which would have the effect of postponing indefinitely the completion of the Fund’s offering stage. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly-traded company. We refer to these scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, the allocation of our portfolio among various issuers and industries, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common stock on a national securities exchange, stockholders, including those who purchase shares of our common stock at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

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Advisory Fees

Freedom Capital Investment Advisors and a sub-adviser, if any, will be compensated for their services. Pursuant to the investment advisory and administrative services agreement, after we meet the minimum offering requirement, Freedom Capital Investment Advisors will become entitled to a fee consisting of two components—a base management fee and an incentive fee based on our performance. The base management fee will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of our average monthly gross assets during such period.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.375% per quarter, or an annualized hurdle rate of 5.5%. As a result, Freedom Capital Investment Advisors will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.375%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, Freedom Capital Investment Advisors will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 1.71875% of adjusted capital, or 6.875% annually. This “catch-up” feature allows Freedom Capital Investment Advisors to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, Freedom Capital Investment Advisors will receive 20.0% of pre-incentive fee net investment income.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We will accrue for the capital gains incentive fee, which, if earned, will be paid annually. We will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement that we entered into with Freedom Capital Investment Advisors, the fee payable to Freedom Capital Investment Advisors will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the effective date of the investment advisory and administrative services agreement, will annually review the compensation we pay to Freedom Capital Investment Advisors and the compensation Freedom Capital Investment Advisors may pay to a sub-adviser, if any, to determine that the provisions of the investment advisory and administrative services agreement and any investment sub-advisory agreement, respectively, are carried out.

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Administration

Freedom Capital Investment Advisors will be reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

Freedom Capital Investment Advisors, a sub-adviser, if any, and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The managers, directors, officers and other personnel of Freedom Capital Investment Advisors allocate their time between advising us and managing other investment activities and business activities in which they may be involved;
•	The compensation payable by us to Freedom Capital Investment Advisors and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;
•	We may compete with certain affiliates for investments, subjecting Freedom Capital Investment Advisors and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;
•	Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, Freedom Capital Investment Advisors and a sub-adviser, if any, will receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;
•	Because the dealer manager, Democracy Funding LLC, is an affiliate of Freedom Capital Investment Advisors, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;
•	The personnel of a sub-adviser, if any, may allocate their time between assisting Freedom Capital Investment Advisors in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved;
•	We may compete with other funds managed by affiliates of a sub-adviser, if any, for investment opportunities, which will subject such sub-adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to Freedom Capital Investment Advisors;

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•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which Freedom Capital Investment Advisors or a sub-adviser, if any, provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;
•	Freedom Capital Investment Advisors, a sub-adviser, if any, and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;
•	A sub-adviser and its affiliates, if any, may have existing business relationships or access to material, non-public information that would prevent such a sub-adviser from recommending certain investment opportunities that would otherwise fit within our investment objectives; and
•	Freedom Capital Investment Advisors, a sub-adviser, if any, and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of Freedom Capital Investment Advisors and a sub-adviser, if any. Affiliates of a sub-adviser, if any, may engage in investment advisory business with accounts that compete with us. Affiliates of a sub-adviser, if any, will have no obligation to make their originated investment opportunities available to us.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all stockholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at http://freedomcapitalfunds.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

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Distributions

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, expense reimbursements from Freedom Capital Investment Advisors, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

We expect that for a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions may be funded through the reimbursement of certain expenses by Freedom Capital Investment Advisors and its affiliates, including through the waiver of certain investment advisory fees by Freedom Capital Investment Advisors, that may be subject to repayment by us within three years. The purpose of this arrangement is to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or Freedom Capital Investment Advisors continues to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by Freedom Capital Investment Advisors or its affiliates will reduce the distributions that you would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Freedom Capital Investment Advisors and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital for tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to Freedom Capital Investment Advisors. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

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We intend to make our ordinary distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock under our distribution reinvestment plan.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock. We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in our offering at the monthly closing conducted on the day of or immediately following the distribution payment date, and such price may represent a premium to our net asset value per share. See “Distribution Reinvestment Plan.” No commissions or fees will be assessed on purchases pursuant to our distribution reinvestment plan.

Taxation

We intend to elect, effective prior to the commencement of our operations, to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, each taxable year, at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

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Corporate Information

Our principal executive offices are located at 2200 Wilson Boulevard, Suite 805, Arlington, VA 22201. We maintain a website at http://freedomcapitalfunds.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Emerging Growth Company Status

We qualify as an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the Securities Act, as amended by the Jumpstart Our Business Startups Act, or the JOBS Act. Other than the confidential submission of draft registration statements, we do not intend to take advantage of the exemptions available to emerging growth companies, including those related to the scaled disclosure requirements and modified accounting standards created by the JOBS Act, which are otherwise available to such companies.

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Freedom Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load(2)	10.00%
Offering expenses(3)	1.50%
Total stockholder transaction expenses	11.50%

Annual expenses (as a percentage of average net assets attributable to common stock)(1)
Base management fee(4)	3.0%
Incentive fees payable under our investment advisory and administrative services agreement(5)	0.0%
Interest payments on borrowed funds(6)	1.5%
Other expenses(7)	1.7%
Total annual expenses	6.2%

__________

(1)	Amount assumes that we sell $100.0 million worth of shares of our common stock during the following twelve months, that our net offering proceeds from such sales equal $88.5 million, that our average net assets during such period equal one-half of the net offering proceeds, or $44.25 million, and that we borrow funds equal to 50% of our average net assets during such period, or $22.125 million. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $100.0 million worth of our common stock during the following twelve months.
(2)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 3.0%.
(3)	Amount reflects estimated offering expenses to be paid by us of up to $1.5 million if we raise $100.0 million in gross proceeds. Under the terms of the investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, Freedom Capital Investment Advisors will be entitled to receive 1.5% of gross proceeds raised in our continuous public offering until all offering costs and organization costs funded by Freedom Capital Investment Advisors or its affiliates have been recovered. The organization and offering expense reimbursement consists of costs incurred by Freedom Capital Investment Advisors and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of Freedom Capital Investment Advisors’ employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which will include development of marketing materials and presentations, training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by Freedom Capital Investment Advisors or its affiliates. Freedom Capital Investment Advisors will be responsible for the payment of our cumulative organization and offering expenses to the extent they exceed 1.5% of the aggregate proceeds from this offering, without recourse against or reimbursement by us.
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(4)	Our base management fee under the investment advisory and administrative services agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of our average monthly gross assets during such period, which are assumed to equal 150% of our average net assets as described in Note (1) above. The figure in the table is calculated on the basis of our assumed average net assets over the following twelve months and illustrates the effect of leverage. See “Investment Advisory and Administrative Services Agreement—Overview of Freedom Capital Investment Advisors—Advisory Fees.” The base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than our average monthly gross assets.
(5)	Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to Freedom Capital Investment Advisors in the following twelve months. However, the incentive fee payable to Freedom Capital Investment Advisors is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of investments in our portfolio companies. In addition, the hurdle rate described below is a fixed rate. As interest rates rise, the hurdle rate will be more easily surpassed, and once surpassed, Freedom Capital Investment Advisors will receive an incentive fee based on income.

The incentive fee will consist of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate equal to 1.375% per quarter, or an annualized hurdle rate of 5.5%, subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to Freedom Capital Investment Advisors under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows: (i) no incentive fee is payable to Freedom Capital Investment Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.375%; (ii) 100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.71875% in any calendar quarter (6.875% annualized) is payable to Freedom Capital Investment Advisors. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.71875%) as the “catch-up.” The “catch-up” provision is intended to provide Freedom Capital Investment Advisors with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.71875% in any calendar quarter; and (iii) 20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.71875% in any calendar quarter (6.875% annualized) is payable to Freedom Capital Investment Advisors once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to Freedom Capital Investment Advisors). Because the example below assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the following twelve months.

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The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. See “Investment Advisory and Administrative Services Agreement—Overview of Freedom Capital Investment Advisors—Advisory Fees” for a full explanation of how this incentive fee is calculated.

(6)	We intend to borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%.

Our ability to incur leverage during the following twelve months depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and capital markets conditions. Because the base management fee is based on our average monthly gross assets, our use of leverage will increase the base management fee paid to Freedom Capital Investment Advisors.

(7)	Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us, Freedom Capital Investment Advisors or a sub-adviser, if any. The amount presented in the table reflects estimated amounts we expect to pay during the twelve months following the commencement of our operations and does not include preferred pricing arrangements we may receive from certain parties as a newly-formed entity.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 10.0% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)	$170	$277	$381	$633
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return entirely from realized capital gains subject to the 20.0% incentive fee on capital gains:(1)	$178	$300	$417	$689

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

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__________

(1)	Amount assumes that we sell $100.0 million worth of shares of our common stock during the following twelve months, that our net offering proceeds from such sales equal $88.5 million, that our average net assets during such period equal one-half of the net offering proceeds, or $44.25 million, and that we borrow funds equal to 50% of our average net assets during such period, or $22.125 million. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $100.0 million worth of our common stock during the following twelve months.
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COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager will receive compensation and reimbursement for services relating to this offering, and we will compensate Freedom Capital Investment Advisors for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes our shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income and the incentive fee on capital gains are calculated, see “Investment Advisory and Administrative Services Agreement—Overview of Freedom Capital Investment Advisors—Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (50,000,000 Shares)(1)
	Fees to the Dealer Manager
Sales Load
Selling commissions(2)	7.0% of gross offering proceeds from this offering; all selling commissions are expected to be re-allowed to selected broker-dealers.	$35,000,000
Dealer manager fee(2)	Up to 3.0% of gross proceeds from this offering; all or a portion of which may be re-allowed to selected broker-dealers.	$15,000,000

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Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (50,000,000 Shares)(1)
Reimbursement to Our Investment Adviser
Other organization and offering expenses(3)	We reimburse Freedom Capital Investment Advisors for the organization and offering costs it or its affiliates incur on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organization and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be approximately $7.5 million, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.	$7,500,000
	Investment Adviser Fees
Base management fee	The base management fee is calculated at an annual rate of 2.0% of our average monthly gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of Freedom Capital Investment Advisors. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as Freedom Capital Investment Advisors may determine.	$8,850,000

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Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (50,000,000 Shares)(1)
Subordinated incentive fee on income	The subordinated incentive fee on income will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.375% per quarter (an annualized hurdle rate of 5.5%).(4) No subordinated incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.375%, or the quarterly hurdle rate. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than 1.71875%, the subordinated incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This fee is referred to as the catch-up(5) and provides an increasing fee, but is in no event greater than 20.0% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 1.375% to a 1.71875% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 1.71875% of adjusted capital, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program.	These amounts cannot be estimated since they are based upon the performance of the assets that we hold. We have not commenced operations and have no prior performance. The amount of any subordinated incentive fee on income will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.

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Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (50,000,000 Shares)(1)
Incentive fee on capital gains	An incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.	These amounts cannot be estimated since they are based upon the performance of the assets that we hold. We have not commenced operations and have no prior performance. The amount of any incentive fee on capital gains will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.
Other Expenses
Other operating expenses	We will reimburse the expenses incurred by Freedom Capital Investment Advisors in connection with its provision of administrative services to us, including the compensation payable by Freedom Capital Investment Advisors to its administrative personnel. We will not reimburse Freedom Capital Investment Advisors for personnel costs in connection with services for which Freedom Capital Investment Advisors receives a separate fee. In addition, we will not reimburse Freedom Capital Investment Advisors for (i) rent or depreciation, utilities, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Freedom Capital Investment Advisors.	We have estimated these annual expenses to be approximately $3.0 million. Actual amounts may be lower or higher than this.

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(1)	Assumes all shares are sold at the initial offering price of $10.00 per share with no reduction in selling commissions or dealer manager fees. The offering price is subject to increase or decrease depending, in part, on our net asset value.
(2)	The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisors or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.
(3)	The organization and offering expense reimbursement consists of costs incurred by Freedom Capital Investment Advisors and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of Freedom Capital Investment Advisors’ employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which will include development of marketing materials and presentations, training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by Freedom Capital Investment Advisors or its affiliates.
(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in an increase in the amount of incentive fees payable to Freedom Capital Investment Advisors.
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(5)	As the quarterly pre-incentive fee net investment income rises from 1.375% to 1.71875%, the “catch-up” feature allows Freedom Capital Investment Advisors to recoup the fees foregone as a result of the existence of the quarterly hurdle rate.

Certain of the advisory fees payable to Freedom Capital Investment Advisors are not based on the performance of our investments. See “Investment Advisory and Administrative Services Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to Freedom Capital Investment Advisors, the dealer manager and their affiliates and the potential conflicts of interest related to these arrangements.

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QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:	What is a “BDC”?
A:	BDCs are closed-end funds that elect to be regulated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs make investments primarily in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and generally elect to be taxed as RICs for federal income tax purposes.
Q:	What is a “RIC”?
A:	A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders from its tax earnings and profits. To qualify for and maintain qualification as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.
Q:	Who will choose which investments to make?
A:	All investment decisions will be made by Freedom Capital Investment Advisors and will require the unanimous approval of its investment committee. Freedom Capital Investment Advisors’ investment committee currently consists of Jeffrey McClure. Pursuant to an investment sub-advisory agreement, if any, with Freedom Capital Investment Advisors, a sub-adviser may act as our sub-adviser and may make investment recommendations for our benefit to Freedom Capital Investment Advisors. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance. Beginning with the second anniversary of the effective date of the investment advisory and administrative services agreement, our board of directors will annually review the compensation we pay to Freedom Capital Investment Advisors and the compensation Freedom Capital Investment Advisors may pay to a sub-adviser, if any, to determine that the provisions of the investment advisory and administrative services agreement and any investment sub-advisory agreement, respectively, are carried out.
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Q:	What is the experience of Freedom Capital Investment Advisors and any Sub-Adviser?
A:	Our investment activities will be managed by Freedom Capital Investment Advisors, who oversees the management of our activities, and a sub-adviser, if any, who will assist with the day-to-day management of our investment operations. See “Management” for more information on the members of the senior management team.
Q:	What are the material risks that you face?
A:	An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. See “Risk Factors” beginning on page 40 and the other information included in this prospectus for a discussion of factors you should carefully consider.
Q:	What conflicts of interest will you face?
A:	Freedom Capital Investment Advisors, a sub-adviser, if any, and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs. See “Risk Factors—Risks Related to Freedom Capital Investment Advisors and Its Affiliates” for a discussion of certain conflicts of interest you should carefully consider before deciding to invest in shares of our common stock.
Q:	How does a “best efforts” offering work?
A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers and other financial representatives participating in this offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers and advisors do not have a firm commitment or obligation to purchase any of the shares of common stock.
Q:	How long will this offering last?
A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part that will be subject to SEC review to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are valid for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase shares and submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.
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Q:	What happens if you do not raise a minimum of $2.5 million in this offering and in private placements?
A:	We will not sell any shares unless we raise a minimum of $2.5 million in this offering and in private placements by [ ], 2016. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not satisfy the minimum offering requirement by [ ], 2016, we will promptly return all funds in the escrow account (including interest) to subscribers, and we will stop offering shares. We will not deduct any fees if we return funds from the escrow account. Prior to satisfying the minimum offering requirement, no fees will be earned and you will not incur any expenses. Similarly, any offering expenses incurred by Freedom Capital Investment Advisors or its affiliates will not be subject to reimbursement prior to satisfying the minimum offering requirement. If we satisfy the minimum offering requirement, the proceeds held in escrow, will be released to us. See “Plan of Distribution.”
Q:	Will I receive a stock certificate?
A:	No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs.
Q:	Who can buy shares of common stock in this offering?
A:	In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000 or (2) a net worth of at least $250,000. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards” beginning on page i. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor: (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of Freedom Capital Investment Advisors and a sub-adviser, if any, and (e) the tax consequences of the investment.

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You must make an initial purchase of at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan.

Our affiliates may also purchase shares of our common stock. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q:	How do I subscribe for shares of common stock?
A:	If you meet the suitability standards and choose to purchase shares in this offering, you will need to complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.
Q:	Is there any minimum initial investment required?
A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500, except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”
Q:	Can I invest through my IRA, Keogh or after-tax deferred account?
A:	Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.
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Q:	How will the payment of fees and expenses affect my invested capital?
A:	The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.
Q:	Will the distributions I receive be taxable?
A:	Cash distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. Under current law, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of a U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Q:	When will I get my detailed tax information?
A:	We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gains.
Q:	Will I be notified on how my investment is doing?
A:	Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at http://freedomcapitalfunds.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.
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Q:	Will I be able to sell my shares of common stock in a secondary market?
A:	We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, it is unlikely that stockholders will be able to sell their shares. If you are able to sell your shares, it is likely that you will have to sell them at a significant discount to the purchase price of your shares.
Q:	Are there any restrictions on the transfer of shares?
A:	No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. Specifically, the number of shares to be repurchased during any calendar year will be limited to the number of shares the Company can repurchase using proceeds received from sales of shares under the Company’s distribution reinvestment plan and, in the discretion of our board of directors, available cash. In addition, any such repurchases will be at a 10% discount to the offering price in effect on the date of repurchase. We may terminate the repurchase program at any time. As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors—Risks Related to an Investment in Our Common Stock.”
Q:	Will I otherwise be able to liquidate my investment?
A:	We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. The Fund can continue this offering indefinitely and/or commence a new offering which would have the effect of postponing indefinitely the completion of the Fund’s offering stage. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. There can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.
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Q:	Who can help answer my questions?
A:	If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial representative or the dealer manager at:

Democracy Funding LLC
2200 Wilson Boulevard

Suite 805

Arlington, VA 22201 (703) 259-8204
Attention: Investor Services

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RISK FACTORS

This is our initial public offering. Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Related to an Investment in Our Common Stock

Our shares will not be listed on an exchange or quoted through a quotation system, and will not be for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

Our shares are illiquid assets for which there is not a secondary market and it is not expected that any will develop in the foreseeable future. There can be no assurance that we will complete a liquidity event.

In addition, any shares repurchased pursuant to our share repurchase program may be purchased at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program. If our shares are listed, we cannot assure you that a public trading market will develop. Even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her shares.

There can be no assurance that we will complete a liquidity event by a specified date or at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

We established the initial offering price for our shares on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our shares prior to satisfying the minimum offering requirement is established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies.

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Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below our net asset value per share.

After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our shares. As a result, in the event of an increase in our net asset value per share, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price. See “Determination of Net Asset Value.”

We are a new company and have no operating history.

We were formed on June 19, 2014 and will not commence operations until we raise $2.5 million through this offering and in one or more private placements. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.

As a new company with no investments, our continuous public offering may be deemed to be a “blind pool” offering. An investor may not have the opportunity to evaluate historical data or assess investments prior to purchasing our shares.

None of us, Freedom Capital Investment Advisors or a sub-adviser, if any, has generally identified, made or contracted to make investments on our behalf with the proceeds from our continuous public offering. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning future investments we make using the proceeds from our continuous public offering prior to making a decision to purchase our shares. You must rely on Freedom Capital Investment Advisors and a sub-adviser, if any, to implement our investment policies, to evaluate all of our investment opportunities and to structure the terms of our investments rather than evaluating our investments in advance of purchasing shares of our common stock. Because investors are not able to evaluate our investments in advance of purchasing our shares, our public offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” public offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity for the allocation of our investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of our expenses over a smaller capital base.

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Because the dealer manager is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty faced as a stockholder.

The dealer manager is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Our ability to successfully conduct our continuous offering depends, in part, on the ability of the dealer manager to establish, operate and maintain a network of broker-dealers.

The success of our continuous public offering, and correspondingly our ability to implement our business strategy, depends upon the ability of the dealer manager to establish, operate and maintain a network of licensed securities broker-dealers and other agents to sell our shares. Our dealer manager has not previously served as a dealer manager in a continuous public offering, so there can be no assurance that it will be able to operate and maintain such network of licensed securities broker-dealers and other agents. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our continuous public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Beginning with the first full calendar quarter following the one year anniversary of the date that we satisfy our minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. Only a limited number of shares will be repurchased, however, and, to the extent you are able to sell your shares under the repurchase program, you may not be able to recover the amount of your investment in those shares.

Beginning with the first full calendar quarter following the one year anniversary of the date that we satisfy our minimum offering requirement, we intend to commence tender offers to allow you to tender your shares on a quarterly basis at a price equal to 90% of our public offering price in effect on the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan, although at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) we will limit the number of shares to be repurchased in any calendar year to 10.0% of the number of shares outstanding at the end of the prior calendar year, or 2.5% at the end of the prior quarter (though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above); (3) unless you tender all of your shares, you must tender at least 25% of the number of shares you have purchased and generally must maintain a minimum balance of $5,000 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares tendered for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. Any of the foregoing limitations may prevent us from accommodating all repurchase requests made in any year.

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In addition, our board of directors may amend, suspend or terminate the share repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we will have discretion to not repurchase your shares, to suspend the share repurchase program and to cease repurchases. Further, the share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to our share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which we expect will be 90% of the offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the expiration date of such tender offer, to the extent an investor seeks to sell shares to us as part of our share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

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Prior to investing in securities of portfolio companies, we will invest the net proceeds of our continuous public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

We may fund distributions from the uninvested proceeds of our continuous public offering and borrowings, and we have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make any such distributions. We may pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from the proceeds of our continuous public offering or from borrowings could reduce the amount of capital we ultimately invest in our portfolio companies.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors will not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 550,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board of directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of Freedom Capital Investment Advisors. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Investors in this offering will suffer immediate dilution.

After giving effect to the estimated offering and organizational expenses of $0.15 per share and the sales charges of $1.00 per share, and taking into account the shares to be issued in the private placement, our net asset value per share is estimated to be approximately $8.85 per share compared to a price of $10.00 per share in this offering. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the estimated net asset value per share of common stock by $1.15 and will indirectly bear the offering and organizational expenses and the sales charges. Actual offering and organizational expenses may be higher than those estimated and such higher expenses would increase the amount of dilution investors in the offering may experience.

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Certain provisions of our charter and bylaws, as well as provisions of the Maryland General Corporation Law, could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law, or the MGCL, and our charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between us and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of our outstanding shares) or an affiliate thereof are prohibited for five years and thereafter is subject to special stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act.

Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock, but such provision may be repealed at any time (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if our board of directors should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

In addition, at any time that we have a class of equity securities registered under the Exchange Act and we have at least three independent directors, certain provisions of the MGCL permit our board of directors, without stockholder approval and regardless of what is currently provided in our charter or bylaws, to implement certain takeover defenses, including adopting a classified board or increasing the vote required to remove a director.

Moreover, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue.

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These provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments in senior secured loans, second lien secured loans, subordinated debt and common and preferred equity of private U.S. companies, including small and middle-market companies, may be risky and there is no limit on the amount of any such investments in which we may invest.

First lien and second lien senior secured loans. There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Subordinated debt. Our subordinated debt investments will generally rank junior in priority of payment to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity investments. We expect to make equity investments in preferred or common equity interests. In addition, when we invest in senior secured loans, second lien secured loans or subordinated debt, we may acquire warrants to purchase equity securities. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

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Non-U.S. securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

In addition, we invest in securities that are rated below investment grade by rating agencies (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation) or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances where we exercise control over the borrower or render significant managerial assistance.

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We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Interest rates have recently been at or near historic lows. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Second priority liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we intend to make in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

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The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing our first lien or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and net asset value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Investing in small and middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in small and middle-market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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•	have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of Freedom Capital Investment Advisors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

Certain investments that we may make may include warrants or other equity-linked securities. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire, which grant us the right to sell our equity securities back to the portfolio company, for the consideration provided in our investment documents if the issuer is in financial distress.

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An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold. Second, the investments themselves often may be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of Freedom Capital Investment Advisors and/or a sub-adviser, if any, to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

A lack of liquidity in certain of our investments may adversely affect our business.

We intend to invest in certain companies whose securities are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make initial or additional investments in portfolio companies.

It is possible that we will not be able to identify a sufficient number of attractive investment opportunities that meet our subjective Patriotic Responsible Investing criteria. In this case, we may not achieve the investment returns we would have received if we had not applied our subjective Patriotic Responsible Investing analysis to each available investment opportunity. In addition, we may not have the funds or ability to make additional investments in our portfolio companies. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

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Our portfolio may include investments in CLOs, which involve a number of risks, any one of which could have a material adverse effect on our operating results.

CLOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which we invest. CLOs carry risks, including: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the CLO securities are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche. Payments to holders of CLOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CLOs are limited recourse, may not be paid in full and may be subject to up to 100% loss. CLOs are typically privately offered and sold, and thus are not registered under the securities laws.

Our investments may include original issue discount instruments.

To the extent that we invest in original issue discount instruments, which is not contemplated as a principal part of our investment strategy, and the accretion of original issue discount constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability;
•	For accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;
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•	The deferral of paid-in-kind, or PIK, interest may have a negative impact on liquidity, as it represents non-cash income that may require cash distributions to stockholders in order to maintain our RIC election;
•	PIK interest generates investment income and increases the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate; and
•	Original issue discount may create a risk of non-refundable cash payments to Freedom Capital Investment Advisors based on non-cash accruals that may never be realized.

Risks Related to Our Business and Structure

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of our public offering of common stock and may use the net proceeds from such offering in ways with which investors may not agree or for purposes other than those contemplated in this or any other prospectus relating to our continuous public offering. Finally, since our shares are not expected to be listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment policy, operating policies, investment criteria or strategies.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of our syndicated loan portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis, collateralized loan obligations, or CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles comprised a substantial portion of the market for purchasing and holding first and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. This pervasive forced selling and the resultant price declines eliminated or significantly impaired many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.

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Conditions in the large corporate leveraged loan market may experience similar disruption or deterioration, which may cause pricing levels to similarly decline or be volatile. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our syndicated loans, which could have a material adverse impact on our business, financial condition and results of operations.

Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and has yet to fully recover.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets and caused extreme economic uncertainty.

Economic activity remains subdued as unemployment rates remain high. Despite this, corporate interest rate risk premiums, otherwise known as credit spreads, have declined significantly. However, deterioration of economic and market conditions in the future could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our business, financial condition and results of operations.

In August 2011, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. In June 2013, Standard & Poor’s Ratings Services affirmed this “AA+” rating. In January 2012, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, Standard & Poor’s Ratings Services further lowered its long-term sovereign credit rating for Spain. Recent U.S. budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. The impact of any further downgrade to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from any further downgrade of the U.S. government’s sovereign credit rating or the economic crisis in Europe could have a material adverse effect on our business, financial condition and results of operations.

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Our ability to achieve our investment objectives depends on the ability of Freedom Capital Investment Advisors and a sub-adviser, if any, to manage and support our investment process. If Freedom Capital Investment Advisors or a sub-adviser, if any, were to lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of Freedom Capital Investment Advisors and a sub-adviser, if any. Freedom Capital Investment Advisors, with the assistance of a sub-adviser, if any, will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of Freedom Capital Investment Advisors and its senior management team. The departure of any members of Freedom Capital Investment Advisors’ senior management team could have a material adverse effect on our ability to achieve our investment objectives. Likewise, the departure of any key employees of a sub-adviser, if any, may impact its ability to render services to us under the terms of a sub-advisory agreement with Freedom Capital Investment Advisors.

Our ability to achieve our investment objectives will depend on Freedom Capital Investment Advisors’ ability, with the assistance of a sub-adviser, if any, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Freedom Capital Investment Advisors’ capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, Freedom Capital Investment Advisors may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Freedom Capital Investment Advisors may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, both the investment advisory and administrative services agreement and a sub-advisory agreement, if any, that Freedom Capital Investment Advisors has entered into with us and a sub-adviser, if any, respectfully, have termination provisions that allow the parties to terminate the agreements without penalty. The investment advisory and administrative services agreement may be terminated at any time, without penalty, by Freedom Capital Investment Advisors, upon 120 days’ notice to us. Any sub-advisory agreement, if any, will be terminable at any time, without the payment of any penalty, upon 60 days’ written notice by a sub-adviser or, if our board of directors or the holders of a majority of our outstanding voting securities determine that a sub-advisory agreement, if any, with a sub-adviser should be terminated, by Freedom Capital Investment Advisors. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace Freedom Capital Investment Advisors or for Freedom Capital Investment Advisors to replace a sub-adviser, if any. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing facility into which we may enter, which could have a material adverse effect on our business and financial condition.

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Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of Freedom Capital Investment Advisors and a sub-adviser, if any, to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

If Freedom Capital Investment Advisors or a sub-adviser, if any, fail to maintain their existing relationships with private equity sponsors, investment banks and commercial banks, on which they rely to provide us with potential investment opportunities, or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom Freedom Capital Investment Advisors and a sub-adviser, if any, have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in mid-sized private U.S. companies. As a result of these new entrants, competition for investment opportunities in small and middle-market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and middle-market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

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A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There will not be a public market for the securities of the privately-held companies in which we intend to invest. Many of our investments will not be publicly-traded or actively traded on a secondary market but, instead, will be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our common stock may not receive distributions or that our distributions may not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation—Senior Securities.”

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Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our continuous public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will lower your tax basis in your shares.

In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our continuous public offering or from borrowings in anticipation of future cash flow. To the extent such distributions exceed our earnings, they may constitute a return of capital and will lower your tax basis in your shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to Freedom Capital Investment Advisors.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire Freedom Capital Investment Advisors’ assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interest as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to Freedom Capital Investment Advisors under the investment advisory and administrative services agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that are being paid by Freedom Capital Investment Advisors or its affiliates. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment in us. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to Freedom Capital Investment Advisors, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As we are currently organized, we do not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a standalone entity. Currently, individuals employed by Freedom Capital Investment Advisors and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a standalone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

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Internalization transactions have also, in some cases, been the subject of litigation. Even if these claims are without merit, we could be forced to spend significant amounts of money defending such claims, which would reduce the amount of funds we have available for investment in targeted assets.

Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Changes in laws or regulations governing the operations of those with whom we do business, including selected broker-dealers and other financial representatives selling our shares, could also have a material adverse effect on our business, financial condition and results of operations.

In addition, any changes to the laws and regulations governing our operations, including with respect to permitted investments, may cause us to alter our investment strategy to avail ourselves of new or different opportunities or make other changes to our business. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of Freedom Capital Investment Advisors and a sub-adviser, if any, to other types of investments in which Freedom Capital Investment Advisors and a sub-adviser, if any, may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we will be subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Beginning with our fiscal year ending December 31, 2017, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis, to evaluate and disclose changes in our internal control over financial reporting. Section 404 of the Sarbanes-Oxley Act also generally requires an attestation from our independent registered public accounting firm on the effectiveness of our internal control over financial reporting.

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As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of recent financial reform legislation on us is uncertain.

In light of recent conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our stockholders.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

We may be adversely impacted by cyber security breaches.

We may be prone to operational and information security risks resulting from breaches in cyber security. A breach may cause us to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Company, Freedom Capital Investment Advisors, financial intermediaries and other third-party service providers may adversely impact us. For instance, cyber security breaches may interfere with the processing of stockholder transactions, impact the our ability to calculate net asset value, cause the release of private stockholder information or confidential business information, impede investment activities, subject us to regulatory fines or financial losses and/or cause reputational damage. We may also incur additional costs for cyber security risk management purposes.

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Risks Related to Freedom Capital Investment Advisors and Its Affiliates

Freedom Capital Investment Advisors has no prior experience managing a BDC or a RIC.

Freedom Capital Investment Advisors is a new entity and has no prior experience managing a BDC or a RIC. Therefore, Freedom Capital Investment Advisors may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded public companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or a RIC or could force us to pay unexpected taxes and penalties, which could be material. Freedom Capital Investment Advisors’ lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Freedom Capital Investment Advisors is not presently registered as an investment adviser with any state securities regulator or with the SEC.

At this time, Freedom Capital Investment Advisors is ineligible to register with the SEC under the Advisers Act because we are presently its only client and we currently have less than $25 million of assets under management. Freedom Capital Investment Advisors is also not registered as an investment adviser with any state securities regulator because of available exemptions to registration, or exclusions from investment adviser status, under applicable state laws and regulations. Freedom Capital Investment Advisors has agreed to perform its duties and obligations to us and otherwise conduct its business and operations as if it were registered as an investment adviser with the SEC under the Advisers Act. Among other things, Freedom Capital Investment Advisors has adopted a code of ethics and compliance policies and procedures. Nevertheless, Freedom Capital Investment Advisors is not subject to either state or SEC inspections or the regulatory requirements, including restrictions on conflicts of interest, under state or federal laws and regulations that it would be subject to as a registered investment adviser.

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Freedom Capital Investment Advisors and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Freedom Capital Investment Advisors and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and Freedom Capital Investment Advisors to earn increased asset management fees. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to Freedom Capital Investment Advisors.

We may be obligated to pay Freedom Capital Investment Advisors incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our investment advisory and administrative services agreement entitles Freedom Capital Investment Advisors to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay Freedom Capital Investment Advisors incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Freedom Capital Investment Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

For federal income tax purposes, we will be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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There may be conflicts of interest related to the obligations of the senior management and investment teams of Freedom Capital Investment Advisors and a sub-adviser, if any, to our affiliates and to other clients.

The members of the senior management and investment teams of both Freedom Capital Investment Advisors and a sub-adviser, if any, serve or may serve as officers, directors, managers or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on Freedom Capital Investment Advisors to manage our day-to-day activities and to implement our investment strategy. Freedom Capital Investment Advisors and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Freedom Capital Investment Advisors, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with Freedom Capital Investment Advisors. Freedom Capital Investment Advisors and its employees will devote only as much of its or their time to our business as Freedom Capital Investment Advisors and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Furthermore, a sub-adviser, if any, on which Freedom Capital Investment Advisors may rely to assist it in identifying investment opportunities and making investment recommendations, has similar conflicts of interest. For example, the personnel of a sub-adviser, if any, may allocate their time between assisting Freedom Capital Investment Advisors in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved.

There may be conflicts of interest related to the allocation of investment opportunities among Freedom Capital Investment Advisors, or any sub-adviser, and their respective affiliates.

Currently, Freedom Capital Investment Advisors does not engage in market transactions where order aggregation may arise, as Freedom Capital Investment Advisors does not presently have any client other than us but may and intends to have additional clients in the future that may have investment objectives similar to ours.

Subject to certain 1940 Act restrictions on co-investments with affiliates, Freedom Capital Investment Advisors may determine it appropriate for us and one or more other investment accounts managed by Freedom Capital Investment Advisors, a sub-adviser, if any, or any of their respective affiliates to participate in an investment opportunity. For example, we generally will not be permitted to co-invest with certain entities affiliated with Freedom Capital Investment Advisors or a sub-adviser, if any, in transactions originated by Freedom Capital Investment Advisors or a sub-adviser or their respective affiliates unless we obtain an exemptive order from the SEC. Moreover, we are not permitted to co-invest alongside Freedom Capital Investment Advisors or a sub-adviser or their respective affiliates. We presently do not have exemptive relief under the 1940 Act to engage in such co-investments. Consequently, any co-investments we make with one or more accounts managed by Freedom Capital Investment Advisors, a sub-adviser, if any, or any of their respective affiliates will be made in accordance with existing regulatory guidance and the allocation policies of Freedom Capital Investment Advisors, a sub-adviser and their respective affiliates, as applicable. Freedom Capital Investment Advisors seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. To the extent we are able to make co-investments with investment accounts managed by Freedom Capital Investment Advisors, a sub-adviser, if any, or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts. Freedom Capital Investment Advisors will also utilize its allocation policies if we co-invest with other clients of Freedom Capital Investment Advisors in transactions where price is the only negotiated point. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable for us.

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The time and resources that individuals employed by Freedom Capital Investment Advisors and a sub-adviser, if any, devote to us may be diverted, and we may face additional competition due to the fact that individuals employed by Freedom Capital Investment Advisors and a sub-adviser, if any, are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither Freedom Capital Investment Advisors nor a sub-adviser, if any, or individuals employed by Freedom Capital Investment Advisors or a sub-adviser, if any, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. Affiliates of a sub-adviser, if any, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of a sub-adviser, if any, have no obligation to make their originated investment opportunities available to such sub-adviser or to us.

Our incentive fee may induce Freedom Capital Investment Advisors to make, and a sub-adviser, if any, to recommend, speculative investments.

The incentive fee payable by us to Freedom Capital Investment Advisors may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Freedom Capital Investment Advisors will be determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee will be payable based upon our average monthly gross assets, which would include any borrowings for investment purposes, may encourage Freedom Capital Investment Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since a sub-adviser, if any, will receive a portion of the advisory fees paid to Freedom Capital Investment Advisors, a sub-adviser, if any, may have an incentive to recommend investments that are riskier or more speculative.

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Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined in the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

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We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, as well as those stockholders that are not affiliated with us, approve such sale.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Freedom Capital Investment Advisors without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

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Risks Related to Debt Financing

If we borrow money, which we currently intend to do, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to Freedom Capital Investment Advisors.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to Freedom Capital Investment Advisors with respect to pre-incentive fee net investment income. See “Investment Advisory and Administrative Services Agreement.”

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Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To qualify for and maintain RIC tax treatment under Subchapter M of the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

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We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of the companies in which we may invest;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources, financing sources and working capital;
•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with Freedom Capital Investment Advisors, a sub-adviser, if any, or any of their affiliates;
•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;
•	our use of financial leverage;
•	the ability of Freedom Capital Investment Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of Freedom Capital Investment Advisors or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a BDC;
•	the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;
•	the effect of changes to tax legislation and our tax position; and
•	the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate” “believe” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words.

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The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

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ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from the offering. Information is provided assuming that we sell (1) the minimum number of shares required to satisfy the minimum offering requirement, or 250,000 shares and (2) the maximum number of shares registered in this offering, or 50,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the initial public offering price of shares of common stock and the actual number of shares of common stock we sell in this offering. The table below assumes that shares of common stock are sold at the initial offering price of $10.00 per share. Such amount is subject to increase or decrease based upon, among other things, our net asset value per share.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have not established limits on the use of proceeds from this offering. We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and industries.

Pursuant to an expense support and conditional reimbursement agreement, dated as of March 5, 2015, or the expense reimbursement agreement, Freedom Capital Investment Advisors has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. Although Freedom Capital Investment Advisors may terminate the expense reimbursement agreement at any time, it has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. In the event that the expense reimbursement agreement is terminated, we may pay distributions from offering proceeds or borrowings. In addition, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to stockholders.

Pending such use, we intend to invest the net proceeds of our offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our intention to elect to be taxed as a RIC.

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The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$2,500,000	100.0%	$500,000,000	100.0%
Less:
Selling commission	$175,000	7.0%	$35,000,000	7.0%
Dealer manager fee	$75,000	3.0%	$15,000,000	3.0%
Offering expenses	$37,500	1.5%	$7,500,000	1.5%
Net proceeds/amount available for investments	$2,212,500	88.5%	$442,500,000	88.5%

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DISTRIBUTIONS

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Freedom Capital Investment Advisors. We have not established limits on the amount of funds we may use from available sources to make distributions.

We expect that for a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions may be funded through the reimbursement of certain expenses by Freedom Capital Investment Advisors and its affiliates, including through the waiver of certain investment advisory fees by Freedom Capital Investment Advisors, that may be subject to repayment by us within three years. The purpose of this arrangement is to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. You should understand that any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or Freedom Capital Investment Advisors continues to make such reimbursements or waivers of such fees. You should also understand that our future repayments of amounts reimbursed or waived by Freedom Capital Investment Advisors or its affiliates will reduce the distributions that you would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Freedom Capital Investment Advisors and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital for tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to Freedom Capital Investment Advisors. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a non-taxable distribution) will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

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Pursuant to the expense reimbursement agreement, Freedom Capital Investment Advisors has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate distributions to us that are treated for tax purposes as a return of capital, a portion of our distributions to stockholders may exceed our earnings and also be deemed to constitute a return of capital for tax purposes. Under those circumstances, Freedom Capital Investment Advisors will not reimburse us for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

From time to time and not less than quarterly, Freedom Capital Investment Advisors must review our accounts to determine whether cash distributions are appropriate. We intend to distribute pro rata to our stockholders funds received by us which Freedom Capital Investment Advisors deems unnecessary for us to retain.

Under the expense reimbursement agreement, Freedom Capital Investment Advisors will reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our stockholders in each quarter, less the sum of our net investment company taxable income, net capital gains and dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the expense reimbursement agreement, we will have a conditional obligation to reimburse Freedom Capital Investment Advisors for any amounts funded by Freedom Capital Investment Advisors under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Freedom Capital Investment Advisors funded such amount, the sum of our net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the distributions paid by us to stockholders; provided, however, that (i) we will only reimburse Freedom Capital Investment Advisors for expense support payments made by Freedom Capital Investment Advisors to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by us during such fiscal year) to exceed the lesser of (A) 1.75% of our average net assets attributable to shares of our common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Freedom Capital Investment Advisors was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Freedom Capital Investment Advisors made during the same fiscal year) and (ii) we will not reimburse Freedom Capital Investment Advisors for expense support payments made by Freedom Capital Investment Advisors if the annualized rate of regular cash distributions declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by us at the time Freedom Capital Investment Advisors made the expense support payment to which such reimbursement relates. “Other operating expenses” means our total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, for investment companies.

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We or Freedom Capital Investment Advisors may terminate the expense reimbursement agreement at any time. Freedom Capital Investment Advisors has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income.

The specific amount of expenses reimbursed by Freedom Capital Investment Advisors, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Freedom Capital Investment Advisors, Freedom Capital Investment Advisors will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, our conditional obligation to reimburse Freedom Capital Investment Advisors pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Freedom Capital Investment Advisors is controlled by our chairman, president and chief executive officer, Jeffrey McClure. There can be no assurance that the expense reimbursement agreement will remain in effect or that Freedom Capital Investment Advisors will reimburse any portion of our expenses in future quarters.

We intend to make our ordinary distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock under our distribution reinvestment plan.

In order to qualify as a RIC, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

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We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a cash distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. See “Distribution Reinvestment Plan.”

The determination of the tax attributes of our distributions will be made annually as of the end of each fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV.

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DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Discussion of the Company’s Expected Operating Plans” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

We were incorporated under the general corporation laws of the State of Maryland on June 19, 2014 and will commence operations upon raising $2.5 million pursuant to this offering and in one or more private placements by [ ], 2016, which is one year from the date this registration statement is declared effective by the SEC. We are a newly organized, externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Our investment activities will be managed by Freedom Capital Investment Advisors and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay Freedom Capital Investment Advisors an annual base management fee based on our average monthly gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement” for a description of the advisory fees to which Freedom Capital Investment Advisors is entitled. Freedom Capital Investment Advisors may engage a sub-adviser to act as our investment sub-adviser. A sub-adviser may assist Freedom Capital Investment Advisors in identifying investment opportunities and may make investment recommendations for approval by Freedom Capital Investment Advisors according to guidelines set by Freedom Capital Investment Advisors.

We intend to initially screen potential investments based upon the Patriotic Responsible Investing principles outlined on page 94 in this prospectus. Using subjective analysis, we will determine if a potential investment sufficiently meets the threshold to be an investment according to Patriotic Responsible Investing principles. Once this threshold is met, we will make investments based upon a fundamental financial analysis of each particular investment opportunity.

Our investment objectives are to generate current income and long-term capital appreciation. In accordance with the Patriotic Responsible Investing principles outlined in this prospectus, we have identified and intend to focus on the following six investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

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Originated/Proprietary Transactions: We define proprietary investments as any investment originated or structured specifically for us or made by us that was not generally available to the broader market. Proprietary investments may include both debt and equity components. We believe proprietary transactions may offer attractive investment opportunities as they typically offer higher returns than broadly syndicated transactions.

Anchor Orders: In addition to proprietary transactions, we intend to invest in certain opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant. Our decision to provide an anchor order to a syndicated transaction will be predicated on a rigorous credit analysis, our familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of Freedom Capital Investment Advisors and any sub-adviser. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment.

Event Driven: We intend to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successful predict the outcome of an individual event than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We will seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment.

Collateralized Securities: CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.

Broadly Syndicated/Other: Although our primary focus will be to invest in proprietary transactions, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our proprietary investments and provide a complement to our more illiquid proprietary strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

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We anticipate that our portfolio will be comprised of investments at all levels of private company capital structure, including senior secured loans, second lien secured loans, subordinated loans and common and preferred equity of private U.S. small and middle-market companies. We may purchase interests through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. We may also purchase minority interests in the form of common or preferred equity in our target companies, either directly or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, unsecured loans, CLOs and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio. Once we raise a significant amount of proceeds from our offering, we expect that our investments will generally range between $2 million and $15 million each, although investments may vary proportionately with the size of our capital base and will ultimately be made at the discretion of Freedom Capital Investment Advisors, subject to oversight by our board of directors. Prior to raising significant amounts of capital, we may make smaller investments due to liquidity constraints.

Revenues

We plan to generate revenues in the form of interest income on the debt investments we hold. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we may hold. In addition, we may generate revenues in the form of commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned.

Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee will compensate Freedom Capital Investment Advisors for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. Freedom Capital Investment Advisors will be responsible for compensating an investment sub-adviser, if any.

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We will reimburse Freedom Capital Investment Advisors for expenses necessary to perform services related to our administration and operations. Such services will include the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. Freedom Capital Investment Advisors also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, Freedom Capital Investment Advisors assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. The amount of this reimbursement will be the lesser of (1) Freedom Capital Investment Advisors’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. Freedom Capital Investment Advisors will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors will compare the total amount paid to Freedom Capital Investment Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse Freedom Capital Investment Advisors for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Freedom Capital Investment Advisors.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;
•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	investment advisory fees;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	interest payments on our debt or related obligations;
•	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g. telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);
•	transfer agent, administrator and custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees;
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•	federal, state and local taxes;
•	fees and expenses of directors not also serving in an executive officer capacity for us, Freedom Capital Investment Advisors or a sub-adviser, if any;
•	costs of proxy statements, stockholders’ reports, notices and other filings;
•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;
•	direct costs such as printing, mailing, long distance telephone and staff;
•	fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;
•	brokerage commissions for our investments;
•	costs associated with our chief financial officer and chief compliance officer; and
•	all other expenses incurred by Freedom Capital Investment Advisors, a sub-adviser, if any, or us in connection with administering our business, including expenses incurred by Freedom Capital Investment Advisors or a sub-adviser, if any, in performing administrative services for us and administrative personnel paid by Freedom Capital Investment Advisors, to the extent they are not controlling persons of Freedom Capital Investment Advisors or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Financial Condition, Liquidity and Capital Resources

We intend to generate cash primarily from the net proceeds of our continuous public offering and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. Immediately after we satisfy the minimum offering requirement, gross subscription funds will total at least $2,500,000. Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at an initial offering price of $10.00 and thereafter will accept subscriptions on a continuous basis and issue shares at monthly closings at prices that, after deducting selling commissions and dealer manager fees, must be above our net asset value per share. In connection with each monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares of our common stock at a price per share which, after deducting selling commissions and dealer manager fees, is below our then-current net asset value per share.

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Prior to investing in securities of portfolio companies, we will invest the net proceeds from our continuous public offering and from any sales and paydowns of investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our intent to be taxed as a RIC.

We intend to borrow funds to make investments, including before we have fully invested the proceeds from this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. However, we have not currently decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsors and affiliates have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our sponsors and affiliates within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Capital Contribution by Freedom Capital Investment Management LLC

In December 2014, pursuant to a private placement, Freedom Capital Investment Management LLC, contributed an aggregate of $100,000, which was used in its entirety to purchase approximately 11,111.110 shares of common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. Freedom Capital Investment Management has agreed not to tender these shares for repurchase as long as it remains an affiliate of our investment adviser.

In addition, we are currently conducting a private placement of shares of our common stock to certain members of our board of directors and individuals and entities affiliated with Freedom Capital Investment Advisors and a sub-adviser, if any. We expect to issue the shares purchased in the private placement at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees, upon satisfaction of the minimum offering requirement. As a result, upon satisfaction of the minimum offering requirement, we will have raised total gross proceeds of at least $2,500,000. A portion of these proceeds may be used to pay certain front end fees, as defined in our charter, and expenses.

RIC Status and Distributions

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must, among other things, distribute at least 90% of our “investment company taxable income,” as defined by the Code, each year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of the taxable year or the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to qualify for and maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years on which we paid no federal income taxes.

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Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or common stock at the discretion of our board of directors. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of our common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital for tax purposes. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to Freedom Capital Investment Advisors. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders.

We intend to make our ordinary distributions in the form of cash out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a cash distribution, our stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Freedom Capital Investment Advisors. We have not established limits on the amount of funds we may use from available sources to make distributions.

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We expect that for a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions may be funded through the reimbursement of certain expenses by Freedom Capital Investment Advisors and its affiliates, including through the waiver of certain investment advisory fees by Freedom Capital Investment Advisors, that may be subject to repayment by us within three years. The purpose of this arrangement is to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or Freedom Capital Investment Advisors continues to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by Freedom Capital Investment Advisors or its affiliates will reduce the distributions that you would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Freedom Capital Investment Advisors and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

The determination of the tax attributes of our distributions will be made annually as of the end of each fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management will make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our expected operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, we expect that Freedom Capital Investment Advisors will provide our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

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Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we intend to undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with Freedom Capital Investment Advisors’ management team providing a preliminary valuation of each portfolio company or investment to our valuation committee, which valuation may be obtained from a sub-adviser, if any, or an independent valuation firm, if applicable;
•	preliminary valuation conclusions will then be documented and discussed with our valuation committee;
•	our valuation committee will review the preliminary valuation and Freedom Capital Investment Advisors’ management team, together with our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the valuation committee; and
•	our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of Freedom Capital Investment Advisors, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our debt and equity investments.

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Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

If we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, our board of directors will allocate the cost basis in the investment between the debt securities and any such warrants or other equity-linked securities received at the time of origination. Our board of directors will subsequently value these warrants or other equity-linked securities received at fair value.

The fair values of our investments will be determined in good faith by our board of directors in consultation with management. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end provided by independent third-party pricing services and screened for validity by such services. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee intends to utilize an independent third-party valuation service to value such investments.

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We will periodically benchmark the bid and ask prices we receive from the third-party pricing services and/ or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value. Our valuation committee and board of directors will review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Revenue Recognition

Security transactions will be accounted for on the trade date. We will record interest income on an accrual basis to the extent that we expect to collect such amounts. We will record dividend income on the ex-dividend date. We will not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount will be capitalized, and we will amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount will be recorded as fee income. Upfront structuring fees will be recorded as income when earned. We will record prepayment premiums on loans and securities as fee income when we receive such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments will be calculated by using the specific identification method. We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency will reflect the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization Costs

Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to our organization. As of March 31, 2015, we had incurred organization costs of $46,064, which were paid on our behalf by Freedom Capital Investment Management LLC. These costs are expensed as incurred but, together with offering costs, are limited to 1.5% of total proceeds raised. To the extent we are unable to raise sufficient capital such that the expenses paid by Freedom Capital Investment Advisors or its affiliates on our behalf are more than 1.5% of total proceeds at the end of the offering, Freedom Capital Investment Advisors will forfeit the right to reimbursement of these costs. To date, $1,500 of these costs have been expensed.

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Offering Costs

Our offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement, of which this prospectus forms a part. As of March 31, 2015, we had incurred offering costs of $735,711, which were paid on our behalf by Freedom Capital Investment Management LLC. These costs will be recorded as a deferred charge on our balance sheet and then amortized over 12 months after commencement of operations but, together with organization costs, are limited to 1.5% of total proceeds raised. To the extent we are unable to raise sufficient capital such that the expenses paid by Freedom Capital Investment Advisors or its affiliates on our behalf are more than 1.5% of total proceeds at the end of the offering, Freedom Capital Investment Advisors will forfeit the right to reimbursement of these costs. To date, we have recorded no deferred charge on our balance sheet since the aggregate amount of organization and offering costs exceeds the limitation.

Income Taxes

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders. We intend to make distributions in an amount sufficient to maintain our RIC status each year and to avoid any federal income taxes on income. We will also be subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes.

Uncertainty in Income Taxes

We will evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our statement of operations.

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Distributions

Distributions to our stockholders will be recorded as of the record date. Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory and administrative services agreement we entered into with Freedom Capital Investment Advisors, the incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement with Freedom Capital Investment Advisors neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, we will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to Freedom Capital Investment Advisors as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though Freedom Capital Investment Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Contractual Obligations

We have entered into an agreement with Freedom Capital Investment Advisors to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement will be equal to (a) an annual base management fee of 2.0% of our average monthly gross assets and (b) an incentive fee based on our performance. Freedom Capital Investment Advisors and, to the extent it is required to provide such services, a sub-adviser, if any, will be reimbursed for administrative expenses incurred on our behalf.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

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Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the investment advisory and administrative services agreement, after we meet the minimum offering requirement, Freedom Capital Investment Advisors will become entitled to receive an annual base management fee of 2.0% of our average monthly gross assets and an incentive fee based on our performance. We will commence accruing fees under the investment advisory and administrative services agreement upon commencement of our operations after we meet the minimum offering requirement. Management fees will be paid on a quarterly basis in arrears.

The incentive fee will consist of two parts. The first part, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.375% per quarter, or an annualized hurdle rate of 5.5%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be accrued for on a quarterly basis and, if earned, will be paid annually. We will accrue this incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to Freedom Capital Investment Advisors will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee.”

Pursuant to the investment advisory and administrative services agreement, Freedom Capital Investment Advisors oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. Freedom Capital Investment Advisors also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, Freedom Capital Investment Advisors assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse Freedom Capital Investment Advisors for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) Freedom Capital Investment Advisors’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. Freedom Capital Investment Advisors will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors will compare the total amount paid to Freedom Capital Investment Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

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Freedom Capital Investment Management LLC, an affiliate of Freedom Capital Investment Advisors, funded offering costs and organization costs in the amount of $781,775. Under the terms of the investment advisory and administrative services agreement, there is no liability on our part for the offering or organization costs funded by Freedom Capital Investment Advisors or its affiliates until we have met the minimum offering requirement. At such time, Freedom Capital Investment Advisors will be entitled to receive 1.5% of gross proceeds raised in our continuous public offering until all offering costs and organization costs funded by Freedom Capital Investment Advisors or its affiliates have been recovered. The minimum reimbursement to Freedom Capital Investment Advisors for such fees is $37,500 assuming we are able to raise $2,500,000 in gross proceeds. The investment advisory and administrative services agreement will not be effective until we meet the minimum offering requirement.

The dealer manager for our continuous public offering is Democracy Funding LLC, which is one of our affiliates. Under the dealer manager agreement among us, Freedom Capital Investment Advisors and Democracy Funding LLC, Democracy Funding LLC will be entitled to receive sales commissions and dealer manager fees in connection with the sale of shares of common stock in our continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers.

Capital Contribution by Freedom Capital Investment Management LLC

In December 2014, pursuant to a private placement, Freedom Capital Investment Management LLC, contributed an aggregate of $100,000, which was used in its entirety to purchase approximately 11,111.110 shares of common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. Freedom Capital Investment Management has agreed not to tender these shares for repurchase as long as it remains an affiliate of our investment adviser.

In addition, we are currently conducting a private placement of shares of our common stock to certain members of our board of directors and individuals and entities affiliated with Freedom Capital Investment Advisors and a sub-adviser, if any. We expect to issue the shares purchased in the private placement at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees, upon satisfaction of the minimum offering requirement. As a result, upon satisfaction of the minimum offering requirement, we will have raised total gross proceeds of at least $2,500,000. A portion of these proceeds may be used to pay certain front end fees, as defined in our charter, and expenses.

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Potential Conflicts of Interest

Freedom Capital Investment Advisors’ senior management team may in the future be involved in advising future investment funds, it is possible that some investment opportunities will be provided to such potential future investment funds rather than us.

Expense Reimbursement Agreement

Pursuant to the expense reimbursement agreement, Freedom Capital Investment Advisors has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. See “Distributions” for a detailed description of the expense reimbursement agreement.

Quantitative and Qualitative Disclosures About Market Risk

We will be subject to financial market risks. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee hurdle rate, as described in the investment advisory and administrative services agreement, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to Freedom Capital Investment Advisors with respect to our increased pre-incentive fee net investment income.

In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

In addition, we may have risk regarding portfolio valuation. See “Determination of Net Asset Value.”

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INVESTMENT OBJECTIVES AND STRATEGY

We were incorporated under the general corporation laws of the State of Maryland on June 19, 2014 and will commence operations upon raising $2.5 million pursuant to this offering and in one or more private placements by [ ], 2016, which is one year from the date this registration statement is declared effective by the SEC. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we will be required to comply with certain regulatory requirements. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Our investment activities will be managed by Freedom Capital Investment Advisors and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay Freedom Capital Investment Advisors an annual base management fee based on our average monthly gross assets as well as incentive fees based on our performance. Freedom Capital Investment Advisors may engage a sub-adviser to act as our investment sub-adviser. A sub-adviser may assist Freedom Capital Investment Advisors in identifying investment opportunities and make investment recommendations for approval by Freedom Capital Investment Advisors according to guidelines set by Freedom Capital Investment Advisors.

We intend to initially screen potential investments based upon the Patriotic Responsible Investing principles outlined in this prospectus in the following paragraph. Using subjective analysis, we will determine if a potential investment sufficiently meets the threshold to be an investment according to Patriotic Responsible Investing principles. Once this threshold is met, we will make investments based upon a fundamental financial analysis of each particular investment opportunity.

Patriotic Responsible Investing seeks to direct capital investment towards entities that through their commercial endeavors provide for and enhance the sovereign and economic security and freedom of the United States and its allies. Entities that fit within the Patriotic Responsible Investing framework typically provide the United States and its allies one or more of the following benefits: (i) independence from foreign political and economic coercion, (ii) freedom to pursue constitutionally protected activities, (iii) protection from foreign state sponsored and private acts of terror, (iv) ability to obtain data and intelligence to defeat acts of war, terror or aggression, (v) defense against acts of war and aggression, and (vi) facilitation of a democratic economy where capital is allocated without undue social or bureaucratic intervention.

Our investment objectives are to generate current income and long-term capital appreciation. In accordance with the Patriotic Responsible Investing principles outlined in this prospectus, we will seek to meet our investment objectives by:

•	utilizing the experience and expertise of the management team of Freedom Capital Investment Advisors;
•	investing in directly originated debt financings in addition to syndicated and traded debt transactions;
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•	investing in restructuring and turnaround as well as growth opportunities;
•	employing an investment approach focused on long-term credit performance and capital appreciation;
•	focusing primarily on investments in private U.S. small and middle-market companies;
•	investing primarily in established, stable enterprises with a history of operations and positive cash flows; and
•	maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative credit events within our portfolio.

We anticipate that our portfolio will be comprised of investments in senior secured loans, second lien secured loans, subordinated loans and common and preferred equity of private U.S. small and middle-market companies. We may purchase interests through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, directly, in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, unsecured loans, CLOs and other debt securities. Once we raise a significant amount of proceeds from our offering, we expect that our investments will generally range between $2 million and $15 million each, although investments may vary proportionately with the size of our capital base and will ultimately be made at the discretion of Freedom Capital Investment Advisors, subject to oversight by our board of directors. Prior to raising significant amounts of capital, we may make smaller investments due to liquidity constraints.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with Freedom Capital Investment Advisors or a sub-adviser, if any, in transactions originated by Freedom Capital Investment Advisors or a sub-adviser or their respective affiliates unless we obtain an exemptive order from the SEC. We presently do not have exemptive relief under the 1940 Act to engage in such co-investments. Consequently, any co-investments we make with one or more accounts managed by Freedom Capital Investment Advisors, a sub-adviser, if any, or any of their respective affiliates will be made in accordance with existing regulatory guidance and the allocation policies of Freedom Capital Investment Advisors, a sub-adviser, if any, and their respective affiliates, as applicable. However, we will be permitted to, and may, co-invest in syndicated deals and secondary market transactions where price is the only negotiated point.

Subject to the 1940 Act restrictions on co-investments with affiliates, Freedom Capital Investment Advisors or a sub-adviser, if any, will offer us the right to participate in all investment opportunities, including co-investing in syndicated deals and secondary market transactions where price is the only negotiated point, that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with Freedom Capital Investment Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably with other accounts sponsored or managed by Freedom Capital Investment Advisors, any sub-adviser and their respective affiliates.

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Freedom Capital Investment Advisors, any sub-adviser and their respective affiliates may have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments. In serving these clients, Freedom Capital Investment Advisors or any sub-adviser may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. Freedom Capital Investment Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by Freedom Capital Investment Advisors, any sub-adviser and their respective affiliates in a manner consistent with the Advisers Act. If two or more accounts with similar investment strategies are actively investing, Freedom Capital Investment Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Freedom Capital Investment Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors—Risks Related to Freedom Capital Investment Advisors and Its Affiliates—There may be conflicts of interest related to the allocation of investment opportunities among Freedom Capital Investment Advisors, or any sub-adviser, and their respective affiliates,” “Investment Objectives and Strategy,” and “Certain Relationships and Related Party Transactions—Competition and Allocation of Investment Opportunities” for a description of Freedom Capital Investment Advisors’ investment allocation policies and related risks.

To seek to enhance our returns, we intend in the future to employ leverage as market conditions permit and at the discretion of Freedom Capital Investment Advisors, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. We do not intend to employ leverage within the first year after we commence this offering. See “Risk Factors—Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.

While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds, instead of managing to quarterly market expectations.

About Freedom Capital Investment Advisors

Freedom Capital Investment Advisors believes it is among the first fund managers to focus primarily on identifying and structuring investments in sectors of the economy that promote economic growth, independence, and freedom for the people of the United States and its allies.

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In September of 2014, our Chairman, president and chief executive officer, Jeffrey M. McClure, co-founded Freedom Capital Investment Advisors, as a wholly-owned subsidiary of Freedom Capital Investment Management LLC, to create Patriotic Responsible Investing opportunities that reflect the beliefs and agenda of its clients.

According to the 2014 report “Foundation Report on Sustainable and Responsible Investing Trends in the United States” published by the Forum for Sustainable and Responsible Investment (“USSIF”), the number of mutual funds with agenda driven investment theses has grown from 55 in 1995 to 925 in 2014. Assets under management in those funds have ballooned to approximately $4.3 trillion. In addition, according to the USSIF report, as of year-end 2013, more than one out of every six dollars under professional management in the United States - $6.57 trillion - was invested using socially responsible investment (“SRI”) strategies. The Company and Freedom Capital Investment Advisors believe that the impact of applying SRI filters on such a massive scale has in many cases limited access to funding for companies in parts of the economy that support U.S. economic and military independence, which are all part of Patriotic Responsible Investing. The below chart (source USSIF Foundation Report on Sustainable and Responsible Investing Trends in the United States 2014) shows the growth of SRI strategies over this time period:

In addition, over 1,200 global pensions, advisors, and institutions managing approximately $45 trillion have signed the United Nations’ Principles for Responsible Investment as of April 2014, thereby agreeing to invest with Environmental, Social, and Governance (“ESG”) issues in mind. This represents enormous growth in assets managed according to Principles for Responsible Investment since April 2006, when only approximately 200 managers managing approximately $6 trillion followed Principles for Responsible Investment, as shown in the following chart (source PRI Fact Sheet, available at http://www.unpri.org/news/pri-fact-sheet/).

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We believe that the capital markets have realized the importance and influence of mission driven capital as evidenced by the tremendous growth in SRI investments. Freedom Capital Investment Advisors believes it is among the leaders in actively investing according to principles that seek to enhance the economy and security of the United States and its allies.

Freedom Capital Investment Advisors’ senior management team has experience in lending, private equity and real estate investing and has expertise in investing at all levels of the capital structure to provide attractive returns to investors. The team has knowledge of the managerial, operational and regulatory requirements of highly regulated entities including banks, REITs, BDCs and registered broker dealers.

Prior to founding Freedom Capital Investment Advisors, Jeffrey McClure co-led the creation of a fixed income asset manager and the associated origination and structuring of over $1.5 billion of debt and $250 million of equity securities. Previously, Mr. McClure was an investment banker at Friedman Billings Ramsey, where he sourced over $4 billion of capital for mid-size real estate and corporate clients.

About a Potential Sub-Adviser

From time to time, Freedom Capital Investment Advisors may enter into sub-advisory relationships with registered investment advisers that possess skills that Freedom Capital Investment Advisors believes will aid it in achieving our investment objectives. Freedom Capital Investment Advisors may engage one or more sub-advisers to act as our investment sub-adviser. A sub-adviser may assist Freedom Capital Investment Advisors in identifying investment opportunities and will make investment recommendations for approval by Freedom Capital Investment Advisors, according to guidelines set by Freedom Capital Investment Advisors.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest in the debt and equity of privately-held small and middle-market companies within the United States. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold.

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Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of Freedom Capital Investment Advisors and/or a sub-adviser, if any, to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

Our principal focus will be to invest at all levels of the private company capital structure, including senior secured loans, second lien secured loans, subordinated loans, and preferred and common equity of private U.S. small and middle-market companies. We may purchase interests in loans and equity through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments, through a co-investment with a financial sponsor, such as an institutional investor or private equity firm, or through a direct investment. In addition, a portion of our portfolio may be comprised of corporate bonds, unsecured loans, collateralized loan obligations, or CLOs, and other debt securities. Once we raise a significant amount of proceeds from our offering, we expect that our investments will generally range between $2 million and $15 million each, although investments may vary proportionately with the size of our capital base and will ultimately be made at the discretion of Freedom Capital Investment Advisors, subject to oversight by our board of directors. Prior to raising significant amounts of capital, we may make smaller investments due to liquidity constraints.

When identifying prospective portfolio companies, we intend to focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•	Leading, defensible market positions. We intend to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We will seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.
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•	Investing in stable companies with positive cash flow. We intend to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.
•	Proven management teams. We intend to focus on companies that have experienced management teams with an established track record of success. We will typically require our portfolio companies to have proper incentives in place to align management’s goals with ours.
•	Private equity sponsorship. We intend to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. Freedom Capital Investment Advisors’ management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protection for our investments.
•	Allocation among various issuers and industries. We will seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.
•	Viable exit strategy. We will attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this market, we intend to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.
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Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Seasoned investment professionals. We believe that the breadth and depth of the experience of Freedom Capital Investment Advisors’ senior management team will provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

The Freedom Capital Investment Advisors’ senior management team has over 40 plus collective years of investment banking experience, primarily related to small and middle-market companies. These team members have created over 20 asset management platforms, including BDCs, REITs, banks, savings and loan institutions, and specialty finance companies.

The senior management team of Freedom Capital Investment Advisors has raised over $25 billion of equity capital for clients as lead investment bankers and as fixed income asset managers managing $2.5 billion of assets. Additionally, the team has advised numerous asset managers including BDCs, equity REITs, CDO managers, CLO managers, mortgage REITs, the Federal Deposit Insurance Corporation, and the US Treasury. Senior management members have also served as directors on the boards of various asset management firms and regulated banking institutions.

Long-term investment horizon. Our long-term investment horizon will give us great flexibility, which we believe will allow us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which will allow us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital compared to other private company investment vehicles.

Disciplined investment philosophy. Freedom Capital Investment Advisors intends to employ an investment approach focused on long-term credit performance and capital appreciation. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. Freedom Capital Investment Advisors believes that its broad expertise and experience investing at all levels of a company’s capital structure will enable us to manage risk while affording us the opportunity for significant returns on our investments. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

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Operating and Regulatory Structure

Our investment activities are managed by Freedom Capital Investment Advisors and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay Freedom Capital Investment Advisors a base management fee based on our average monthly gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement” for a description of the fees we will pay to Freedom Capital Investment Advisors.

From time to time, Freedom Capital Investment Advisors may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that Freedom Capital Investment Advisors believes will aid it in achieving our investment objectives. Freedom Capital Investment Advisors may engage a sub-adviser to act as our investment sub-adviser. A sub-adviser may assist Freedom Capital Investment Advisors in identifying investment opportunities and make investment recommendations for approval by Freedom Capital Investment Advisors according to guidelines set by Freedom Capital Investment Advisors.

Freedom Capital Investment Advisors oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. Freedom Capital Investment Advisors also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, Freedom Capital Investment Advisors assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

We will reimburse Freedom Capital Investment Advisors for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) Freedom Capital Investment Advisors’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. Freedom Capital Investment Advisors will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors will compare the total amount paid to Freedom Capital Investment Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse Freedom Capital Investment Advisors for any services for which it will receive a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Freedom Capital Investment Advisors.

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We have contracted with Freedom Capital Investment Advisors to provide various accounting and administrative services. We have also contracted with Vigilant Compliance, LLC to provide us with a chief compliance officer, Perpetua Seidenberg, a principal with that firm, and a chief financial officer, Robert Amweg, a principal at that firm.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we will be permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Investment Types

We anticipate that our portfolio will be comprised of investments in senior secured loans, second lien secured loans, subordinated debt, common equity and preferred equity of private U.S. small and middle-market companies. As a non-principal strategy, we may also invest in original discount instruments.

Freedom Capital Investment Advisors will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Senior secured debt is situated at the top of the capital structure, and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and finally common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We will rely on Freedom Capital Investment Advisors’ experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 3.0% and 7.0% over a standard benchmark, such as the prime rate or LIBOR.

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, we expect these loans to carry a fixed or a floating current yield of 6.0% to 10.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

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Subordinated Debt

In addition to senior secured and second lien secured loans, we also may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior secured loans and second lien secured loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to senior secured loans and second lien secured loans, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed or a floating current yield of 6.0% to 12.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into non-control investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be of high quality. In addition, we typically will receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities consisting primarily of warrants or other equity interests. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 20%.

Non-U.S. Securities

We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act.

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Cash and Cash Equivalents

We may maintain a certain level of cash or equivalent instruments to make follow-on investments if necessary in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we intend to invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in certain cases, will not be rated by national rating agencies. We believe that our targeted debt investments typically will carry ratings from a nationally recognized statistical ratings organization, or NRSRO, and that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation), which are often referred to as “junk” bonds. To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by an NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain small and middle-market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

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Sources of Income

The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made and monitoring fees paid throughout the term of our investments. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment, while monitoring fees generally range from 0.25% to 1.0% of the purchase price of an investment annually. In addition, we may generate revenues in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

We will seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;
•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for risk; and
•	allocating our portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries.

Investment Process

The investment professionals at Freedom Capital Investment Advisors have spent their careers identifying, evaluating, underwriting and capitalizing middle-market companies.

Sourcing

Freedom Capital Investment Advisors will seek to originate transactions through multiple channels. In addition to the decade long relationships with leading financial intermediaries including investment banks, commercial banks, private equity investors and other financial professionals, Freedom Capital Investment Advisors’ transaction team will seek to leverage its position as the first Patriotic Responsible Investing manager to identify potential investment opportunities in companies to directly source transaction opportunities.

Evaluation

Initial Review. In its initial review of an investment opportunity, Freedom Capital Investment Advisors’ transaction team examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines specified by Freedom Capital Investment Advisors, within the context of proper allocation of our portfolio among various issuers and industries, and offers an acceptable probability of attractive returns with identifiable downside risk.

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For the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated Freedom Capital Investment Advisors research analyst, the results of which are available for the transaction team to review. In the case of a primary transaction, Freedom Capital Investment Advisors will conduct detailed due diligence investigations as necessary.

Credit Analysis/Due Diligence. Before undertaking an investment, the transaction team will conduct a thorough due diligence review of the opportunity to ensure the company fits our investment strategy, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;
•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;
•	on-site visits, if deemed necessary;
•	background checks to further evaluate management and other key personnel;
•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;
•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and
•	a review of management’s experience and track record.

When possible, our advisory team will seek to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Freedom Capital Investment Advisors seeks to maintain a defensive approach toward its investment decisions by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio and (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments. The consummation of a transaction will require unanimous approval of the members of Freedom Capital Investment Advisors’ investment committee.

Monitoring

Portfolio Monitoring. Freedom Capital Investment Advisors will monitor our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, Freedom Capital Investment Advisors will work closely with the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

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Typically, Freedom Capital Investment Advisors will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. Freedom Capital Investment Advisors will use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, Freedom Capital Investment Advisors will use an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. Freedom Capital Investment Advisors will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

Freedom Capital Investment Advisors will monitor and, when appropriate, will change the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors will review these investment ratings on a quarterly basis. In the event that our board of directors or advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, they will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

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Valuation Process. Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available will be recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will determine the fair value of such investments in good faith, utilizing the input of management, our valuation committee, Freedom Capital Investment Advisors and any other professionals or materials that our board of directors deems worthy and relevant independent third-party pricing services and independent third-party valuation firms, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance. As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, Freedom Capital Investment Advisors will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than Freedom Capital Investment Advisors, or a sub-adviser, if any, will retain any fees paid for such assistance.

Exit

We will attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this market, we intend to focus primarily in investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Staffing

We do not currently have any employees. Each of our executive officers, aside from our chief financial officer, Robert Amweg, and our chief compliance officer, Perpetua Seidenberg, is a principal, officer or employee of Freedom Capital Investment Advisors, which manages and oversees our investment operations. Neither Robert Amweg nor Perpetua Seidenberg are affiliated with Freedom Capital Investment Advisors. See “Management—Board of Directors and Executive Officers—Executive Officers Who are Not Directors” for biographies of Robert Amweg and Perpetua Seidenberg. In the future, Freedom Capital Investment Advisors may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”

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Facilities

Our administrative and principal executive offices are located at 2200 Wilson Boulevard, Suite 805, Arlington, VA 22201. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor Freedom Capital Investment Advisors is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against Freedom Capital Investment Advisors.

From time to time, we and individuals employed by Freedom Capital Investment Advisors may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

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DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, we expect that Freedom Capital Investment Advisors will provide our board of directors with portfolio company valuations which will be based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we intend to undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with Freedom Capital Investment Advisors’ management team providing a preliminary valuation of each portfolio company or investment to our valuation committee, which valuation may be obtained from a sub-adviser, if any, or an independent valuation firm, if applicable;
•	preliminary valuation conclusions will then be documented and discussed with the valuation committee;
•	our valuation committee will review the preliminary valuation and Freedom Capital Investment Advisors’ management team, together with our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the valuation committee; and
•	our board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of Freedom Capital Investment Advisors, the valuation committee and any third-party valuation firm, if applicable.
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Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

If we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, our board of directors will allocate the cost basis in the investment between the debt securities and any such warrants or other equity-linked securities received at the time of origination. Our board of directors will subsequently value these warrants or other equity-linked securities received at fair value.

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The fair values of our investments will be determined in good faith by our board of directors in consultation with management. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end provided by independent third-party pricing services and screened for validity by such services. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee intends to utilize an independent third-party valuation service to value such investments.

We will periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value. Our valuation committee and board of directors will review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at an initial offering price of $10.00 per share; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price accordingly. Therefore, persons who subscribe for shares of our common stock in our continuous public offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. The minimum permitted purchase is $5,000 of our common stock. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement.

In connection with each monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares of our common stock at a price per share which, after deducting selling commissions and dealer manager fees, is below our then-current net asset value per share. Our board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our common stock; and
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•	the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the net asset value per share at the time at which the closing and sale is made.

To the extent that there is a possibility that we may (1) issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the net asset value per share of our common stock at the time at which the closing and sale is made or (2) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until this prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (1) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then-current net asset value per share and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

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MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors has an audit committee, a valuation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Each director has been elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors consists of five members, three of whom are not “interested persons” of us, Freedom Capital Investment Advisors or a sub-adviser, if any, as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the New York Stock Exchange, LLC. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Through its oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (5) engaging the services of our chief compliance officer to test our compliance procedures and our service providers.

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Mr. McClure, who is not an independent director, serves as president, chief executive officer and chairman of our board of directors. Our board of directors feels that Mr. McClure, as our co-founder, president and chief executive officer, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. Our board of directors does not currently have a lead independent director. Our board of directors, after considering various factors, has concluded that this structure is appropriate given our current size, complexity and the types of potential conflicts of interest that may be expected to arise between us and our service providers, including Freedom Capital Investment Advisors and any sub-adviser. In particular, our board of director’s conclusion that the lack of a lead independent director designation is appropriate was based on the fact that the chairman of our audit committee will be independent and will serve as the contact point for our officers and service providers to raise issues requiring independent oversight.

Directors

Information regarding our board of directors and directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Freedom Capital Corporation, 2200 Wilson Boulevard, Suite 805, Arlington, VA 22201.

NAME	YEAR OF BIRTH	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors
Jeffrey McClure	1965	2015	2016
Liam Coakley(1)	1966	2015	2016
Independent Directors
David Duhamel	1969	2015	2016
Keith Hall	1953	2015	2016
Steven Looney	1949	2015	2016

(1) Director Liam Coakley is viewed as an interested person of Freedom Capital Investment Advisors, and consequently as an interested director, by reason of his ownership interest in Freedom Capital Investment Management LLC, an affiliate of Freedom Capital Investment Advisors.

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Interested Directors

Jeffrey McClure. Mr. McClure has served as our president and chief executive officer since our inception, and as chairman of our board of directors since March 2015. Mr. McClure served as a Managing Principal of the Velasco Group, a predecessor of The Bear Companies, from April 2002 to December 2004. Mr. McClure founded The Bear Companies in December 2004 to provide financing and advisory services to real estate and financial services companies through the debt, equity and structured finance markets. Since December 2004, Mr. McClure has served as a Managing Principal of The Bear Companies.

Under his direction, the firm has provided over $1.5 billion of capital to its target sectors; completed $800 million of restructuring transactions; and provided due diligence and loan valuation services on $5 billion of bank loan portfolios for government agencies and private sector clients. Mr. McClure also serves as a Managing Principal of Democracy Funding LLC, a wholly-owned subsidiary of The Bear Companies, and the dealer manager and our affiliate, since March 2005.

In 2005, Mr. McClure led The Bear Companies’ creation and capitalization of Kodiak Funding, LP through a strategic joint venture. He led the completion of two equity capital raises totaling over $250 million and two CDO transactions with total proceeds of over $1.5 billion. While The Bear Companies’ primary role was underwriting and structuring collateral, Mr. McClure also directed Kodiak’s interface with credit rating agencies, monoline insurers, warehouse lenders, investment banks and domestic and international investors.

Following the credit crisis, Mr. McClure led The Bear Companies’ push into corporate restructuring. His efforts have resulted in The Bear Companies’ role as dealer manager in over $500 million of bank holding company debt restructuring transactions and $300 million of non-bank finance company restructuring transactions. In addition, he has led the firm’s effort in developing its loan review and valuation practice, which has completed loan review assignments on over $5 billion of bank loan portfolios.

Prior to founding The Bear Companies, from November 1997 to March 2002, Mr. McClure was employed at Friedman Billings Ramsey, or FBR, serving most recently as a Managing Director in the Real Estate Investment Banking Group. While at FBR, Mr. McClure raised over $4 billion of debt and equity for real estate investment trusts and real estate companies through public offerings and private placements. Mr. McClure was employed by Federal Home Loan Mortgage Corporation (Freddie Mac) as an Asset Resolution Specialist from May 1991 until August 2001. Prior to Freddie Mac, Mr. McClure held various roles at the Federal Savings and Loans Insurance Corporation and the Federal Deposit Insurance Corporation from August 1998 until May 2001. Mr. McClure graduated from Texas A&M University with a BBA in Finance and received a Juris Doctor with distinction from George Mason University School of Law. He is an inactive member of the Virginia Bar.

Liam F. Coakley. Liam Coakley, a director, is currently Co-President of C. J. Coakley Co., Inc., a commercial interior contractor that works throughout the Washington D.C. metropolitan area as well as in Richmond, Virginia, Norfolk, Virginia, and Baltimore, Maryland. Mr. Coakley has been with C. J. Coakley since May 1990. During the past 50 years, C.J. Coakley has completed hundreds of high profile construction projects for the private sector and public sector clients including at Ft. McNair, Ft. Meyer and Andrew’s Air Force Base. Mr. Coakley has overseen projects at the Redskins Stadium, Dulles International Airport, IRS National Headquarters in New Carrollton, Maryland, and the Health Care Finance Administration in Baltimore, Maryland. Mr. Coakley graduated from Marymount University with a B.S. in Business Management. Mr. Coakley served on the Marymount Alumni Advisory Committee for several years and was awarded Outstanding Recent Alumnus Award in 2003.

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Independent Directors

David R. Duhamel, M.D., FCCP. David Duhamel is partner at Pulmonary Medical Associates of Northern Virginia where he is the leading interventional pulmonologist. Dr. Duhamel has been with Pulmonary Medical Associates since June 2002. In addition, he serves as director of numerous divisions and units at Virginia Hospital Center, one of the leading hospitals in the Washington, D.C. region and named one of America’s 100 Top Hospitals by Truven Health Analytics. Dr. Duhamel’s hospital responsibilities include serving as director of the Pulmonary Special Procedures Unit, the Lung Cancer Center and Outpatient Oncology Services. He is a Clinical Associate Professor at Georgetown University Hospital and is a frequent speaker at national conferences, published author and is the recipient of numerous professional awards. Dr. Duhamel graduated cum laude from Georgetown University with a B.S. in biology and received an M.D. from the Georgetown University School of Medicine, where he served as chief resident.

Keith Hall. Keith Hall is the managing partner of J.C. Hall & Associates, a closely held private investment and advisory firm, and has been with J.C. Hall & Associates since September 2007. Mr. Hall serves as an independent director of and strategic consultant to companies chiefly in the technology, finance and media sectors. He has served as Chief Financial Officer at four public companies, including at LendingTree.com from June 1999 to September 2007, where he led the firm’s successful IPO, one of four IPOs he has been involved with. Since November 2012, he has served as director and chairman of the audit committee for TheStreet.com, a leading provider of online financial news. Since May 2008, he has also served as chairman of the board of directors for Tectura, a provider of business software and consulting services. Mr. Hall has served as director for other companies in the past, including Polymer Group, Inc., MTM Technologies, Inc., and CoreLogic, Inc. Mr. Hall graduated from Coe College with a B.A. degree in Economics and Business Administration and received an M.B.A. from Harvard Business School.

Steven M. Looney, J.D. & CPA. Steven Looney is a Managing Director of Peale Davies & Co. Inc., a consulting firm with particular expertise in change management and operating margin improvement, and is a CPA and an attorney. Mr. Looney has been with Peale Davies & Co. Inc. since January 2006. Mr. Looney is a director of Saratoga Investment Corp. (NYSE: SAR), a publicly traded Business Development Corporation, where he serves as the chairman of the audit committee. He serves as a consultant and director to numerous other companies in the healthcare, manufacturing and technology services industries, including WH China Inc. and Vayon Group Ltd. Between February 2000 and December 2005, he served as Senior Vice President and Chief Financial Officer of PCCI, Inc., a private IT staffing and outsourcing firm. Between June 1992 and January 2000, Mr. Looney worked at WH Industries as Chief Financial and Administrative Officer. Mr. Looney also serves as a director of Excellent Education for Everyone, a nonprofit organization promoting education reform. Mr. Looney graduated summa cum laude from the University of Washington with a B.A. degree in Accounting and received a J.D. from the University of Washington School of Law where he was a member of the law review.

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Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	YEAR OF BIRTH	POSITIONS HELD
Jeffrey McClure	1965	President and Chief Executive Officer
Perpetua Seidenberg	1990	Chief Compliance Officer
Robert Amweg	1953	Chief Financial Officer, Vice President, Treasurer and Secretary

The address for each executive officer is c/o Freedom Capital Corporation, 2200 Wilson Boulevard, Suite 805, Arlington, VA 22201.

Executive Officers Who are Not Directors

Perpetua Seidenberg. Perpetua Seidenberg has served as a Director of Compliance at Vigilant Compliance, LLC since March 2014 and as an Associate at Vigilant Compliance, LLC from September 2010 to September 2012. Ms. Seidenberg is a Certified Public Accountant and was an auditor with PricewaterhouseCoopers LLP (“PwC”), in the investment management industry, from September 2012 to March 2014. Ms. Seidenberg graduated summa cum laude from La Salle University with a Master’s degree in Business Administration and a Bachelor of Science degree in Accounting. Ms. Seidenberg was also a member of the LaSalle Honors Program and a member of Beta Gamma Sigma. Ms. Seidenberg is also a member of the American Institute of CPAs.

Robert Amweg. Robert Amweg is a Certified Management Accountant with investment and financial services experience. Mr. Amweg has served as a Director with Vigilant Compliance LLC since August 2013. Mr. Amweg was a consultant to the financial services industry from September 2012 to December 2014 and he served as the Chief Financial Officer of Turner Investments LLC, an SEC registered investment management firm from 2007 to 2012. Mr. Amweg received his Bachelor of Science in Mathematics from Susquehanna University, Master of Mathematics and Statistics from Montclair University and Master in Business Administration and Finance from Fordham University.

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Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Duhamel, Hall and Looney, all of whom are independent. Mr. Hall serves as the chairman of the audit committee. Our board of directors has determined that Mr. Hall is an “audit committee financial expert” as defined under SEC rules.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The members of the valuation committee are Melinda H. McClure and Messrs. McClure, Amweg, Coakley, Duhamel, Hall and Looney, of whom Messrs. Duhamel, Hall and Looney are independent. Mr. McClure serves as chairman of the valuation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors. The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Securities—Provisions of the Maryland General Corporation Law and Our Charter and Bylaws—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Duhamel, Hall and Looney, each of whom are independent. Mr. Looney serves as chairman of the nominating and corporate governance committee.

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Compensation of Directors

Our directors who do not also serve in an executive officer or interested director capacity for us, Freedom Capital Investment Advisors, the dealer manager or a sub-adviser, if any, or who are otherwise affiliated therewith, will be entitled to receive annual cash retainer fees, fees for attending in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are Messrs. McClure, Coakley, Duhamel, Hall and Looney. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Assets	Annual Cash Retainer Fee	Board/Committee Meeting Fee	Annual Chairperson Fee
$0 to $100 million	$ 12,000	$ 500	$ 1,000
$100 million to $300 million	$ 25,000	$ 1,000	$ 5,000
$300 million to $500 million	$ 40,000	$ 1,000	$ 5,000
$500 million to $1 billion	$ 60,000	$ 1,500	$ 20,000
> $1 billion	$ 80,000	$ 2,500	$ 25,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our directors who also serve in an executive officer or interested director capacity for us, Freedom Capital Investment Advisors, the dealer manager or a sub-adviser, if any, or who are otherwise affiliated therewith.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Freedom Capital Investment Advisors or by individuals who were contracted by us or by Freedom Capital Investment Advisors to work on behalf of us, pursuant to the terms of the investment advisory and administrative services agreement. Each of our executive officers is an employee of Freedom Capital Investment Advisors or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by Freedom Capital Investment Advisors. In addition, we will reimburse Freedom Capital Investment Advisors for our allocable portion of expenses incurred by Freedom Capital Investment Advisors in performing its obligations under the investment advisory and administrative services agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the investment advisory and administrative services agreement.

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Under the terms of the investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, Freedom Capital Investment Advisors will become entitled to receive 1.5% of gross proceeds raised in our continuous public offering until all offering costs and organization costs funded by Freedom Capital Investment Advisors or its affiliates have been recovered.

The investment advisory and administrative services agreement provides that Freedom Capital Investment Advisors and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Freedom Capital Investment Advisors or such other person, nor will Freedom Capital Investment Advisors or such other person be held harmless for any loss or liability suffered by us, unless: (1) Freedom Capital Investment Advisors or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) Freedom Capital Investment Advisors or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by Freedom Capital Investment Advisors or such other person acting as our agent; and (4) the indemnification or agreement to hold Freedom Capital Investment Advisors or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

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PORTFOLIO MANAGEMENT

The management of our investment portfolio will be the responsibility of Freedom Capital Investment Advisors and its investment committee, which currently consists of Jeffrey McClure, principal and manager of Freedom Capital Investment Advisors and chairman of its investment committee. As chairman and sole member of the investment committee, Jeffrey McClure is solely responsible for its decisions. Freedom Capital Investment Advisors’ investment committee must unanimously approve each new investment that we make.

The members of Freedom Capital Investment Advisors’ investment committee are not employed by us, and will receive no compensation from us in connection with their portfolio management activities. Freedom Capital Investment Advisors’ compensation structure is designed to align the interests of the investment personnel serving us with those of our stockholders and to provide a direct financial incentive to ensure that all of Freedom Capital Investment Advisors’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Freedom Capital Investment Advisors’ senior executives may receive a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of Freedom Capital Investment Advisors based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

The managers, directors, officers and other personnel of Freedom Capital Investment Advisors allocate their time between advising us and managing other investment activities and business activities in which they may be involved. Therefore, Freedom Capital Investment Advisors, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

Investment Personnel

Mr. McClure is currently the sole member of the Freedom Capital Investment Advisors investment committee. Biographical information for Mr. McClure appears under “Management—Board of Directors and Executive Officers—Interested Directors.”

The directors, managers, officers and other personnel of Freedom Capital Investment Advisors currently manage no other investment entities.

The table below shows the dollar range of shares of common stock beneficially owned as of April 30, 2015 by each member of the investment committee of Freedom Capital Investment Advisors, based on the initial public offering price of $10.00 per share:

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Name of Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Jeffrey and Melinda McClure	$50,001-$100,000

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(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $10.00 per share.
(3)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
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INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Overview of Freedom Capital Investment Advisors

Management Services and Responsibilities

Freedom Capital Investment Advisors has not registered as an investment adviser because of available exemptions from applicable state law and is presently ineligible for registration with the SEC under the Advisers Act. Freedom Capital Investment Advisors serves as our investment adviser pursuant to the investment advisory and administrative services agreement in accordance with the 1940 Act. Freedom Capital Investment Advisors intends to register as an investment adviser with the SEC at such time as we have at least $25 million in assets under management. Freedom Capital Investment Advisors has agreed to perform its duties and obligations to us and otherwise conduct its business and operations as if it were registered as an investment adviser with the SEC under the Advisers Act. Nevertheless, Freedom Capital Investment Advisors is not subject to either state or SEC inspections or the regulatory requirements, including restrictions on conflicts of interest, under state or federal laws and regulations that it would be subject to as a registered investment adviser.

Freedom Capital Investment Advisors has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Freedom Capital Investment Advisors has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, Freedom Capital Investment Advisors may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. Freedom Capital Investment Advisors is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the oversight of our board of directors, Freedom Capital Investment Advisors oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory and administrative services agreement, Freedom Capital Investment Advisors:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we will purchase, retain or sell;
•	identifies, evaluates, negotiates and structures the investments we make; and
•	executes, monitors and services the investments we make.

Freedom Capital Investment Advisors will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. Freedom Capital Investment Advisors’ services under the investment advisory and administrative services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, Freedom Capital Investment Advisors will perform certain administrative services under the investment advisory and administrative services agreement. See “Administrative Services.”

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Advisory Fees

We will pay Freedom Capital Investment Advisors a fee for its services under the investment advisory and administrative services agreement consisting of two components—a base management fee and an incentive fee based on our performance. The cost of both the base management fee payable to Freedom Capital Investment Advisors and any incentive fees it earns will ultimately be borne by our stockholders.

Base Management Fee

The base management fee will be payable quarterly in arrears and will be calculated at an annual rate of 2.0% of our average monthly gross assets during such period. The base management fee may or may not be taken in whole or in part at the discretion of Freedom Capital Investment Advisors. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as Freedom Capital Investment Advisors shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital for the most recently completed calendar quarter, of 1.375% (5.5% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to Freedom Capital Investment Advisors under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to Freedom Capital Investment Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.375%;
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•	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.71875% in any calendar quarter (6.875% annualized) is payable to Freedom Capital Investment Advisors. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.71875%) as the “catch-up.” The “catch-up” provision is intended to provide Freedom Capital Investment Advisors with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.71875% in any calendar quarter; and•20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.71875% in any calendar quarter (6.875% annualized) is payable to Freedom Capital Investment Advisors once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to Freedom Capital Investment Advisors).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income
(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately pro rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

All percentages are based on average adjusted capital as defined above.

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Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.375%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 0.55%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.275%
Hurdle rate(1) = 1.375%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 1.575%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

100% x (1.575% - 1.375%)
0.2%

Pre-incentive fee net investment income exceeds the hurdle rate but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 1.375%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

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Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income-1.71875%))

Catch up  = 1.71875% - 1.375%

= 0.3438%

Subordinated incentive fee on income = (100% × 0.3438%) + (20.0% × (2.8% – 1.71875%))

= 0.3438% + (20.0% × 1.0813%)
= 0.3438% + 0.2163%
= 0.5601%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.5601%.

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(1)	Represents 5.5% annualized hurdle rate.
(2)	Represents 2.0% annualized base management fee on average monthly gross assets. Examples assume assets are equal to adjusted capital.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide Freedom Capital Investment Advisors with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 1.71875% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The incentive fee on capital gains would be:

Year 1: None

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Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None - $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains of $200,000 – $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains – 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains – $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2

Year 4: None

Year 5: None - $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

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*	The returns shown are for illustrative purposes only. No incentive fee is payable to Freedom Capital Investment Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee will compensate Freedom Capital Investment Advisors for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. Freedom Capital Investment Advisors will be responsible for compensating a sub-adviser, if any, for its services pursuant to a sub-advisory agreement. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;
•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	investment advisory fees;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	interest payments on our debt or related obligations;
•	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g, telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);
•	transfer agent, administrator and custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees;
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•	federal, state and local taxes;
•	fees and expenses of directors not also serving in an executive officer capacity for us, Freedom Capital Investment Advisors or a sub-adviser, if any;
•	costs of proxy statements, stockholders’ reports, notices and other filings;
•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;
•	direct costs such as printing, mailing, long distance telephone and staff;
•	fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;
•	brokerage commissions for our investments;
•	costs associated with our chief financial officer and chief compliance officer; and
•	all other expenses incurred by Freedom Capital Investment Advisors, a sub-adviser, if any, or us in connection with administering our business, including expenses incurred by Freedom Capital Investment Advisors or a sub-adviser, if any, in performing administrative services for us and administrative personnel paid by Freedom Capital Investment Advisors, to the extent they are not controlling persons of Freedom Capital Investment Advisors or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of Freedom Capital Investment Advisors for Administrative Services

We will reimburse Freedom Capital Investment Advisors for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) Freedom Capital Investment Advisors’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. Freedom Capital Investment Advisors will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors will compare the total amount paid to Freedom Capital Investment Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

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Duration and Termination

The investment advisory and administrative services agreement will become effective on the date that we satisfy the minimum offering requirement. Unless earlier terminated as described below, the investment advisory and administrative services agreement will remain in effect for a period of two years from the date that we meet the minimum offering requirement and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory and administrative services agreement.

The investment advisory and administrative services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and administrative services agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to Freedom Capital Investment Advisors. If Freedom Capital Investment Advisors wishes to voluntarily terminate the investment advisory and administrative services agreement, it must give us a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination. The investment advisory and administrative services agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities. We may terminate Freedom Capital Investment Advisors’ interest in our revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then-present fair market value of such interest, determined by agreement between us and Freedom Capital Investment Advisors. If we cannot agree on such amount, it will be determined in accordance with the then-current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally. The method of payment to Freedom Capital Investment Advisors must be fair and must protect our solvency and liquidity.

Without the vote of a majority of our outstanding voting securities, our investment advisory and administrative services agreement may not be materially amended, nor may we engage in a merger or other reorganization with Freedom Capital Investment Advisors. In addition, should we or Freedom Capital Investment Advisors elect to terminate the investment advisory and administrative services agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates. Freedom Capital Investment Advisors may not terminate an investment sub-advisory agreement with a sub-adviser, if any, without prior approval from our board of directors.

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Prohibited Activities

Our charter prohibits the following activities between us and Freedom Capital Investment Advisors and its affiliates:

•	We may not purchase or lease assets in which Freedom Capital Investment Advisors or its affiliates have an interest unless we disclose the terms of the transaction to our stockholders, the assets are sold or leased upon terms that are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert;
•	Freedom Capital Investment Advisors and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our charter;
•	We may not lease assets to Freedom Capital Investment Advisors or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;
•	We may not make any loans to Freedom Capital Investment Advisors or its affiliates except for the advancement of funds as permitted by our charter;
•	We may not acquire assets in exchange for our stock;
•	We may not pay a commission or fee, either directly or indirectly to Freedom Capital Investment Advisors or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets. Freedom Capital Investment Advisors and its affiliates may not charge duplicate fees to us; and
•	Freedom Capital Investment Advisors and its affiliates may not provide financing to us with a term in excess of 12 months. In connection with any such financing, Freedom Capital Investment Advisors may not receive interest in excess of the lesser of its cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. Freedom Capital Investment Advisors also may not receive a prepayment charge or penalty in connection with any such financing.

In addition, the investment advisory and administrative services agreement prohibits Freedom Capital Investment Advisors and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. Freedom Capital Investment Advisors and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Freedom Capital Investment Advisors and its affiliates will not have the exclusive right to sell or exclusive employment to sell our assets. Freedom Capital Investment Advisors and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. Freedom Capital Investment Advisors may not commingle our funds with the funds of any other entity or individual.

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Indemnification

The investment advisory and administrative services agreement provides that Freedom Capital Investment Advisors and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent are not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Freedom Capital Investment Advisors or such other person, nor will Freedom Capital Investment Advisors or such other person be held harmless for any loss or liability suffered by us, unless: (1) Freedom Capital Investment Advisors or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) Freedom Capital Investment Advisors or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by Freedom Capital Investment Advisors or such other person acting as our agent; and (4) the indemnification or agreement to hold Freedom Capital Investment Advisors or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. We maintain a joint liability insurance policy with our affiliates, including Freedom Capital Investment Advisors. The premiums for this policy are allocated across all insureds based on, among other things, the proportional share of the premium that we and our affiliates would pay had we purchased our policies separately and the asset base of each such entity. The independent directors of our board of directors must review and approve our allocation on an annual basis. As a result, Freedom Capital Investment Advisors bears the cost of its own liability insurance.

Organization of Freedom Capital Investment Advisors

Freedom Capital Investment Advisors is a Delaware limited liability company that has not registered as an investment adviser because of available exemptions from applicable state law. Freedom Capital Investment Advisors intends to register as an investment adviser with the SEC at such time as we have at least $25 million in assets under management. The principal address of Freedom Capital Investment Advisors is Freedom Capital Investment Advisors, LLC, 2200 Wilson Boulevard, Suite 805, Arlington, VA 22201.

Board Approval of the Investment Advisory and Sub-Advisory Agreements

Our investment advisory and administrative services agreement and investment sub-advisory agreement, if any, were each approved by our board of directors and will become effective upon our satisfying the minimum offering requirement. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

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ADMINISTRATIVE SERVICES

Freedom Capital Investment Advisors will be reimbursed for administrative expenses it incurs on our behalf overseeing our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. Freedom Capital Investment Advisors also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, Freedom Capital Investment Advisors assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

We will reimburse Freedom Capital Investment Advisors for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) Freedom Capital Investment Advisors’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. Freedom Capital Investment Advisors will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors will compare the total amount paid to Freedom Capital Investment Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse Freedom Capital Investment Advisors for any services for which it will receive a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Freedom Capital Investment Advisors.

For a discussion of the indemnification provisions in the investment advisory and administrative services agreement, see “Investment Advisory and Administrative Services Agreement—Indemnification.”

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory and administrative services agreement with Freedom Capital Investment Advisors. Pursuant to the investment advisory and administrative services agreement, we will pay Freedom Capital Investment Advisors a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” for a description of how the fees payable to Freedom Capital Investment Advisors will be determined.

Our executive officers and certain of our directors who perform services for us on behalf of Freedom Capital Investment Advisors are also officers, trustees, managers, and/or key professionals of the dealer manager and other affiliated entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Freedom Capital Investment Advisors may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Freedom Capital Investment Advisors may grant equity interests in itself to certain management personnel performing services for Freedom Capital Investment Advisors.

Prior to the occurrence of a liquidity event, all future transactions with affiliates of ours will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.

Allocation of Freedom Capital Investment Advisors’ Time

We rely on Freedom Capital Investment Advisors to manage our day-to-day activities and to implement our investment strategy. Freedom Capital Investment Advisors and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Freedom Capital Investment Advisors, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. Freedom Capital Investment Advisors and its employees will devote only as much of its or their time to our business as Freedom Capital Investment Advisors and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Freedom Capital Investment Advisors, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of Freedom Capital Investment Advisors’ senior management and the other key investment professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands.

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Allocation of a Sub-Adviser’s Time

We may rely, in part, on a sub-adviser to assist in identifying investment opportunities and making investment recommendations to Freedom Capital Investment Advisors. A sub-adviser, if any, its affiliates and their respective members, partners, officers and employees may devote as much of their time to our activities as they deem necessary and appropriate. A sub-adviser, if any, and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of a sub-adviser. Also, in connection with such business activities, a sub-adviser, if any, and its affiliates may have existing business relationships or access to material, non-public information that may prevent them from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time and effort of the members of a sub-adviser, if any, its affiliates and their officers and employees may not be devoted exclusively to our business but may be allocated between us and the management of the assets of other advisees of such sub-adviser and its affiliates.

Competition and Allocation of Investment Opportunities

Concurrent with our continuous offering, employees of Freedom Capital Investment Advisors may simultaneously provide investment advisory services to other accounts. Currently, Freedom Capital Investment Advisors does not engage in market transactions where order aggregation may arise, as Freedom Capital Investment Advisors does not presently have any client other than us but may and intends to have additional clients in the future that may have investment objectives similar to ours.

Subject to certain 1940 Act restrictions on co-investments with affiliates, Freedom Capital Investment Advisors may determine it appropriate for us and one or more other investment accounts managed by Freedom Capital Investment Advisors, a sub-adviser, if any, or any of their respective affiliates to participate in an investment opportunity. For example, we generally will not be permitted to co-invest with certain entities affiliated with Freedom Capital Investment Advisors or a sub-adviser, if any, in transactions originated by Freedom Capital Investment Advisors or a sub-adviser or their respective affiliates unless we obtain an exemptive order from the SEC. We presently do not have exemptive relief under the 1940 Act to engage in such co-investments. Consequently, we can only co-invest alongside Freedom Capital Investment Advisors or a sub-adviser or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of Freedom Capital Investment Advisors, a sub-adviser and their respective affiliates, as applicable. To the extent we are able to make co-investments with investment accounts managed by Freedom Capital Investment Advisors, a sub-adviser, if any, or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

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To mitigate these conflicts, Freedom Capital Investment Advisors will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction. If investment opportunities are not allocable among us and other clients of Freedom Capital Investment Advisors because only one account may partake in such an opportunity at one time, investment opportunities will be allocated on a rotational basis among all clients of Freedom Capital Investment Advisors, including us, that are eligible to participate in such opportunities. Freedom Capital Investment Advisors will also utilize the allocation policies described above if we co-invest with other clients of Freedom Capital Investment Advisors, a sub-adviser and their respective affiliates in transactions where price is the only negotiated point. We are prohibited from engaging in co-investment transactions where terms other than price are to be negotiated unless we obtain exemptive relief from the SEC. There can be no assurance that if we apply for such exemptive relief, it will be granted.

Affiliated Dealer Manager

The dealer manager is an affiliate of Freedom Capital Investment Advisors. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with Freedom Capital Investment Advisors, no independent review of us will be made in connection with the distribution of our shares in this offering. In addition, the dealer manager is entitled to compensation in connection with this offering. See “Plan of Distribution—Compensation of Dealer Manager and Selected Broker-Dealers.”

Expense Support and Conditional Reimbursement Agreement

Pursuant to the expense reimbursement agreement, Freedom Capital Investment Advisors has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate distributions to us that are treated for tax purposes as a return of capital, a portion of our distributions to stockholders may exceed our earnings and also be deemed to constitute a return of capital for tax purposes. Under those circumstances, Freedom Capital Investment Advisors will not reimburse us for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Freedom Capital Investment Advisors will reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our stockholders in each quarter, less the sum of our net investment company taxable income, net capital gains and dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

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Pursuant to the expense reimbursement agreement, we will have a conditional obligation to reimburse Freedom Capital Investment Advisors for any amounts funded by Freedom Capital Investment Advisors under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Freedom Capital Investment Advisors funded such amount, the sum of our net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the distributions paid by us to stockholders; provided, however, that (i) we will only reimburse Freedom Capital Investment Advisors for expense support payments made by Freedom Capital Investment Advisors to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by us during such fiscal year) to exceed the lesser of (A) 1.75% of our average net assets attributable to shares of our common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Freedom Capital Investment Advisors was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Freedom Capital Investment Advisors made during the same fiscal year) and (ii) we will not reimburse Freedom Capital Investment Advisors for expense support payments made by Freedom Capital Investment Advisors if the annualized rate of regular cash distributions declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by us at the time Freedom Capital Investment Advisors made the expense support payment to which such reimbursement relates. “Other operating expenses” means our total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

We or Freedom Capital Investment Advisors may terminate the expense reimbursement agreement at any time. Freedom Capital Investment Advisors has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income.

The specific amount of expenses reimbursed by Freedom Capital Investment Advisors, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Freedom Capital Investment Advisors, Freedom Capital Investment Advisors will be required to fund any amounts accrued thereunder as of the date of termination and will not be eligible for reimbursement of such amounts. Similarly, our conditional obligation to reimburse Freedom Capital Investment Advisors pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

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Freedom Capital Investment Advisors is controlled by our chairman, president and chief executive officer, Jeffrey McClure. There can be no assurance that the expense reimbursement agreement will remain in effect or that Freedom Capital Investment Advisors will reimburse any portion of our expenses in future quarters.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Freedom Capital Investment Advisors, a sub-adviser, if any, or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Freedom Capital Investment Advisors, a sub-adviser, if any, or one or more of their respective affiliates. In general, we may not invest in general partnerships or joint ventures with affiliates (other than publicly registered affiliates) unless we meet several conditions, including that there are no duplicate fees to Freedom Capital Investment Advisors and a sub-adviser, if any. As a result, we could be limited in our ability to invest in certain portfolio companies in which a sub-adviser, if any, or its affiliates are investing or are invested. Our ability to invest in general partnerships or joint ventures with non-affiliates that own specific assets is also subject to several conditions, including requirements that we own a controlling interest in any entity, and that no duplicate fees are allowed to Freedom Capital Investment Advisors and a sub-adviser, if any.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

Capital Contribution by Freedom Capital Investment Management LLC

In December 2014, pursuant to a private placement, Freedom Capital Investment Management LLC, contributed an aggregate of $100,000, which was used in its entirety to purchase approximately 11,111.110 shares of common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. Freedom Capital Investment Management has agreed not to tender these shares for repurchase as long as it remains an affiliate of our investment adviser.

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In addition, we are currently conducting a private placement of shares of our common stock to certain members of our board of directors and individuals and entities affiliated with Freedom Capital Investment Advisors and a sub-adviser, if any. We expect to issue the shares purchased in the private placement at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees, upon satisfaction of the minimum offering requirement. As a result, upon satisfaction of the minimum offering requirement, we will have raised total gross proceeds of at least $2,500,000. A portion of these proceeds may be used to pay certain front end fees, as defined in our charter, and expenses.

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CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After satisfaction of the minimum offering requirement, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of April 30, 2015, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each member of our board of directors and each executive officer; and
•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 30, 2015.

Shares Beneficially Owned as of April 30, 2015
Name(1)	Number of Shares	Percentage assuming minimum amount is purchased	Percentage assuming maximum amount is purchased
Interested Directors:
Jeffrey McClure(2)	11,111.11	4.0%	*

Liam Coakley	—	—	—
Independent Directors:
David Duhamel	—	—	—
Keith Hall	—	—	—
Steven Looney	—	—	—
Executive Officers:
Perpetua Seidenberg	—	—	—
Robert Amweg	—	—	—

All officers and directors as a group (7 persons)	11,111.11	4.0%	*

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* Less than 1%

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(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Freedom Capital Corporation, 2200 Wilson Boulevard, Suite 805, Arlington, VA 22201.
(2)	These shares are held by Freedom Capital Investment Management LLC. Mr. McClure and his wife, Melinda McClure, control Freedom Capital Investment Management LLC, and, as a result, may be deemed to be the beneficial owner of such shares.

The following table sets forth, as of April 30, 2015, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the initial public offering price of $10.00.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Jeffrey McClure	$50,001-$100,000
Liam Coakley	None
Independent Directors:
David Duhamel	None
Keith Hall	None
Steven Looney	None

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(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $10.00 per share.
(3)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.
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DISTRIBUTION REINVESTMENT PLAN

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock. We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in our offering at the monthly closing conducted on the day of or immediately following the distribution payment date, and such price may represent a premium to our net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distributions in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying UMB Fund Services, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of common stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price at which shares are sold in the offering at the closing conducted on the day of or immediately following the distribution payment date.

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There are no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan.

If you receive your ordinary cash distributions in the form of common stock, you generally are subject to the same federal, state and local tax consequences as you would have had if you elected to receive distributions in cash. Your basis for determining gain or loss upon the sale of common stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by calling the plan administrator at 888-844-3350.

All correspondence concerning the plan should be directed to the plan administrator by mail at UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53233.

We have filed the distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us.

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DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 600,000,000 shares of stock, par value $0.001 per share, of which 550,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the foreseeable future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities authorized and outstanding as of April 30, 2015:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column(3)
Common Stock	550,000,000	0	11,111.110
Preferred Stock	50,000,000	0	0

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, our shares of common stock are not subject to any mandatory redemption obligations by us. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

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Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board of directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services, (b) active and deliberate dishonesty or bad faith established by a final judgment and which is material to the cause of action, or (c) in the case of criminal proceedings such person had reasonable cause to believe the act or omission was unlawful. Our charter contains a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

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Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a benefit or profit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter and bylaws obligate us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) Freedom Capital Investment Advisors of any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to the extent that such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter prohibits us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, Freedom Capital Investment Advisors and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is Freedom Capital Investment Advisors, any of its affiliates, or any officer of the Company, Freedom Capital Investment Advisors or an affiliate of Freedom Capital Investment Advisors, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, Freedom Capital Investment Advisors or an affiliate of Freedom Capital Investment Advisors); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

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The investment advisory and administrative services agreement provides that Freedom Capital Investment Advisors and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Freedom Capital Investment Advisors or such other person, nor will Freedom Capital Investment Advisors or such other person be held harmless for any loss or liability suffered by us, unless: (1) Freedom Capital Investment Advisors or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) Freedom Capital Investment Advisors or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by Freedom Capital Investment Advisors or such other person acting as our agent; and (4) the indemnification or agreement to hold Freedom Capital Investment Advisors or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Freedom Capital Investment Advisors may enter into a sub-advisory agreement with a sub-adviser. A sub-advisory agreement, if any, may provide that, in the absence of willful misconduct, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, a sub-adviser, if any, will not be liable for any error or judgment or mistake of law or for any loss we suffer. In addition, a sub-advisory agreement may provide that a sub-adviser will indemnify us and Freedom Capital Investment Advisors, and any respective affiliates, for any liability and expenses, including reasonable attorneys’ fees, which we, Freedom Capital Investment Advisors, or any respective affiliates may sustain as a result of a sub-adviser’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties thereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

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Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our charter and bylaws provide that the number of directors generally may not be less than three or more than twelve. Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

Under the mandatory provisions of the MGCL, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We have a total of five members of our board of directors, three of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

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The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including our dissolution, a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that approval by a majority of our stockholders is needed for the following actions:

•	amendment of the investment advisory and administrative services agreement; and
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•	removal of Freedom Capital Investment Advisors and election of a new investment adviser.

Without the approval of a majority of our stockholders, Freedom Capital Investment Advisors may not:

•	amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our stockholders;
•	voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;
•	appoint a new investment adviser;
•	sell all or substantially all of our assets; and
•	approve a merger or any other reorganization of Freedom Capital Corporation.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the MGCL, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions—Appraisal and Compensation.”

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
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The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

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Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, our board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;
•	reserve for itself the right to fix the number of directors;
•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;
•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and
•	provide that all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on our board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our board of directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

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Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all stockholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at http://freedomcapitalfunds.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, partnerships and other pass-through entities, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

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Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, effective prior to the commencement of our operations, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and
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•	diversify our holdings so that at the end of each quarter of the taxable year:

(i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

(ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

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We intend to invest a portion of our net assets in below investment grade instruments (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation), which are often referred to as “junk” bonds. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income so that we do not become subject to U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 20% provided that we properly report such distribution as “qualifying dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

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Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

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A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are generally subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. high-income individuals, and certain estates and trusts. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

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Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. The tax regulations require that we elect a default tax identification methodology in order to perform the required reporting. We have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for our stockholders. This is the method we will use to determine which specific shares are deemed to be sold when a stockholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a stockholder’s Form 1099. However, at the time of purchase or upon the sale of “covered” shares, stockholders may generally choose a different tax lot identification method. Stockholders should consult a tax advisor with regard to their personal circumstances as the Company and its service providers do not provide tax advice. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to Non-U.S. stockholders in taxable years that began before January 1, 2015, no withholding was required and the distributions generally were not subject to federal income tax if (i) the distributions were properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision which has expired to taxable years of RICs beginning on or after January 1, 2015.

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Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or such Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

We will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2017, redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required, such as W-8BEN, W-8BEN-E or other applicable series W-8.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

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Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

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REGULATION

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with Freedom Capital Investment Advisors or a sub-adviser, if any, in transactions originated by Freedom Capital Investment Advisors or a sub-adviser or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside Freedom Capital Investment Advisors or a sub-adviser or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of Freedom Capital Investment Advisors, a sub-adviser, if any, and their respective affiliates, as applicable.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1. Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

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a. is organized under the laws of, and has its principal place of business in, the United States;

b. is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c. satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii. is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2. Securities of any eligible portfolio company that we control.

3. Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4. Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5. Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6. Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

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Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Freedom Capital Investment Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

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Code of Ethics

We and Freedom Capital Investment Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. These codes of ethics are attached as exhibits to the registration statement of which this prospectus is a part. You may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, our code of ethics is available on our website at http://freedomcapitalfunds.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Compliance Policies and Procedures

We and Freedom Capital Investment Advisors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of Freedom Capital Investment Advisors are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Freedom Capital Investment Advisors. The proxy voting policies and procedures of Freedom Capital Investment Advisors are set forth below. The guidelines are reviewed periodically by Freedom Capital Investment Advisors and our non-interested directors, and, accordingly, are subject to change.

Freedom Capital Investment Advisors intends to register as an investment adviser with the SEC at such time as we have at least $25 million in assets under management. Freedom Capital Investment Advisors has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of Freedom Capital Investment Advisors are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Freedom Capital Investment Advisors will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although Freedom Capital Investment Advisors will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

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The proxy voting decisions of Freedom Capital Investment Advisors are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how Freedom Capital Investment Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how Freedom Capital Investment Advisors voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Freedom Capital Corporation, 2200 Wilson Boulevard, Suite 805, Arlington, VA 22201 or by calling us collect at (703) 259-8204.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending December 31, 2016, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith. In addition, we intend to voluntarily comply with Section 404(b) of the Sarbanes-Oxley Act, and will engage our independent registered public accounting firm to audit our internal control over financial reporting.

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PLAN OF DISTRIBUTION

General

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 of our shares. Additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

We will not sell any shares unless we raise $2.5 million pursuant to this offering and in one or more private placements by [ ], 2016, which is one year from the date this registration statement is declared effective by the SEC. In addition, we are currently conducting a private placement of shares of our common stock to certain members of our board of directors and individuals and entities affiliated with Freedom Capital Investment Advisors and a sub-adviser, if any. We expect to issue the shares purchased in the private placement at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees, upon the satisfaction of the minimum offering requirement. As a result, upon satisfaction of the minimum offering requirement, we will have raised total gross proceeds of at least $2.5 million.

Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise $2.5 million pursuant to this offering and in one or more private placements by [ ], 2016, we will promptly return all funds in the escrow account (including interest) and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Prior to satisfying the minimum offering requirement, no fees will be earned and you will not incur any expenses. Similarly, any offering expenses incurred by Freedom Capital Investment Advisors or its affiliates will not be subject to reimbursement prior to satisfying the minimum offering requirement. Upon satisfying the minimum offering requirement, funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders as soon as practicable, but in no event later than 15 days after such release. The dealer manager will notify the network of selected broker-dealers once the minimum offering requirement has been attained. The selected broker-dealers will, in turn, notify the registered representatives who obtain subscription documents from investors.

We will accept subscriptions monthly on the first business day of each month. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the last business day of the month.

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Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at monthly closings at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at http://freedomcapitalfunds.com.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount and pay such amount at the time of subscription. The initial minimum permitted purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Prior to our satisfaction of the minimum offering requirement, you should make your check payable to “UMB Fund Services, Inc., as agent for UMB Bank, N.A., as escrow agent for Freedom Capital Corporation.” Subsequent to our satisfaction of the minimum offering requirement, you should make your check payable to “UMB Fund Services, Inc., as agent for UMB Bank, N.A., as agent for Freedom Capital Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our satisfying the minimum offering requirement will be deposited into an interest-bearing account.

About the Dealer Manager

The dealer manager is Democracy Funding LLC. The dealer manager was formed in 2002 and became a member of FINRA in 2003. Democracy Funding LLC was acquired by The Bear Companies, an affiliate of Freedom Capital Investment Management LLC, in 2005. The dealer manager is an affiliate of Freedom Capital Investment Advisors. Our dealer manager has not previously served as a dealer manager in a continuous public offering. The dealer manager will receive compensation for services relating to this offering and provide certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and Freedom Capital Investment Advisors, see “Certain Relationships and Related Party Transactions.”

Compensation of Dealer Manager and Selected Broker-Dealers

Except as provided below, the dealer manager will receive selling commissions of 7.0% of the gross proceeds of shares sold in this offering. The dealer manager will also receive a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager. The dealer manager will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares, except to a registered broker-dealer or other properly licensed agent for selling or distributing our shares of common stock.

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The dealer manager authorizes other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may re-allow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager, in its sole discretion, may re-allow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing our offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee will be 1.5% of the gross proceeds from shares sold in this offering.

In addition to the payment of selling commissions and the dealer manager fee, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses supported by detailed itemized invoices. We expect to reimburse up to 0.5% of the gross offering proceeds for accountable due diligence expenses, which are included as part of the reimbursement of organization and offering expenses in an amount up to 1.5% of the gross offering proceeds.

We may reimburse our dealer manager and its associated persons and affiliates for certain expenses that are deemed underwriting compensation. We have agreed to reimburse the dealer manager for reasonable fees and expenses incurred in connection with: (a) legal counsel to the dealer manager, including fees and expenses incurred prior to the effectiveness of the registration statement, of which this prospectus forms a part, provided such fees and expenses are incurred in relation to the dealer manager; (b) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with this offering; (c) attendance at broker-dealer sponsored conferences, educational conferences sponsored by us, industry sponsored conferences and informational seminars; (d) non-accountable due diligence expenses incurred by our dealer manager or a participating broker-dealer; (e) customary promotional items; and (f) sales incentives. Such reimbursements will come from the dealer manager fee. The value of any non-cash compensation that is a promotional gift may not exceed an aggregate of $100 per sales person, per year in accordance with FINRA regulations. In the event other incentives are provided to registered representatives of the dealer manager or the participating broker-dealers, those incentives will be paid only in cash, and such payments will be made only to the dealer manager, not to participating broker-dealers or to their registered representatives.

All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind paid by us, directly or indirectly, shall be taken into consideration in computing the amount of allowable “front end fees” as defined in our charter.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

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This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation from whatever source payable to members of FINRA participating in our offering may not exceed 10% of our gross offering proceeds (excluding proceeds received in connection with the issuance of shares through our distribution reinvestment program). In addition, although our charter permits us to pay reasonable fees and expenses in connection with our continuous public offering, including selling commissions and dealer manager fees, in an amount not to exceed 18% of gross offering proceeds, we have further limited such fees pursuant to the investment advisory and administrative services agreement to 11.5% of gross offering proceeds.

We have agreed to indemnify the selected broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

Our executive officers and directors and their immediate family members, as well as officers and employees of Freedom Capital Investment Advisors and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including but not limited to sales for which a volume discount applies, sales to certain institutional investors, sales to employees of selected broker-dealers, sales made by certain selected dealers at the discretion of the dealer manager, sales made to investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement, unless that contract is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, sales through banks acting as trustees or fiduciaries and sales to our affiliates. We may also make certain sales directly to these groups designated by management or the dealer manager without a selected broker-dealer. For such direct sales, the dealer manager will serve as the broker-dealer of record and, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. Freedom Capital Investment Advisors and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

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We are offering volume discounts to investors who purchase more than $500,000 worth of our shares in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares:

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$ 1 - $ 500,000	$10.00	7.0%
$ 500,001 - $ 750,000	$ 9.90	6.0%
$ 750,001 - $1,000,000	$ 9.80	5.0%
$1,000,001 - $2,500,000	$ 9.70	4.0%
$2,500,001 - $5,000,000	$ 9.60	3.0%
$5,000,001 and up	$ 9.50	2.0%

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(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.00, a purchase of $1.25 million would result in a weighted average purchase price of $9.88 per share as shown below:

•	$500,000 at $10.00 per share (total: 50,000 shares) and a 7.0% commission;
•	$250,000 at $9.90 per share (total: 25,252.525 shares) and a 6.0% commission;
•	$250,000 at $9.80 per share (total: 25,510.204 shares) and a 5.0% commission; and
•	$250,000 at $9.70 per share (total: 25,773.196 shares) and a 4.0% commission.

To qualify for a volume discount as a result of multiple purchases of our shares you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering.

The following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

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•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;
•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;
•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and
•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only shares purchased in our continuous public offering are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount, nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

Other Discounts

The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our shares. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

Transfer on Death Designation

You have the option of placing a transfer on death, or TOD, designation on your shares purchased in the offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must complete and return the transfer on death form available upon request to us in order to effect the designation.

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Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;
•	cover letters transmitting this prospectus;
•	brochures containing a summary description of this offering;
•	fact sheets describing the general nature of Freedom Capital Corporation and our investment objectives;
•	asset flyers describing our recent investments;
•	broker updates;
•	online investor presentations;
•	third-party article reprints;
•	website material;
•	electronic media presentations; and
•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by Freedom Capital Investment Advisors or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

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LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. The Fund can continue this offering indefinitely and/or commence a new offering which would have the effect of postponing indefinitely the completion of the Fund’s offering stage. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly-traded company. We refer to these scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, the allocation of our portfolio among various issuers and industries, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common stock on a national securities exchange, stockholders, including those who purchase shares of our common stock at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

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SHARE REPURCHASE PROGRAM

We do not currently intend to list our shares of common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program.

Beginning with the first full calendar quarter following the one year anniversary of the date that we satisfy the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the MGCL, except as provided in the following sentence, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock (unless our charter provides otherwise). Notwithstanding the foregoing, a corporation may make a distribution, including a repurchase, from: (i) the net earnings of the corporation for the fiscal year in which the distribution is made; (ii) the net earnings of the corporation for the preceding fiscal year; or (iii) the sum of the net earnings of the corporation for the preceding eight fiscal quarters. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase shares, we will generally conduct repurchases on the same date that we hold our first monthly closing for the sale of shares in this offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

The board of directors also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.
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We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10.0% of the number of shares outstanding at the end of the prior calendar year, or 2.5% at the end of the prior quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We intend to offer to repurchase such shares on each date of repurchase at a price equal to 90% of the offering price in effect on the date of repurchase. Freedom Capital Investment Advisors will not receive any separate fees in connection with the repurchase of shares under our share repurchase program.

If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you have purchased or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. To the extent you seek to tender all of the shares that you own and we repurchase less than the full amount of shares that you request to have repurchased, you may maintain a balance of shares of common stock of less than $5,000 following such share repurchase. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

Our board of directors will require that we repurchase shares or portions of shares from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

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In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time after the date that is 40 business days following the commencement of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may amend, suspend or terminate the share repurchase program at any time.

In the event that Freedom Capital Investment Advisors or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder.

We intend to conduct our share repurchase program in compliance with criteria set forth in the December 19, 2013 SEC order granting limited exemption from Rule 102(a) of Regulation M under the Exchange Act to certain BDCs.

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CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by UMB Bank, N.A. The address of the custodian is: 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106. UMB Fund Services, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of UMB Fund Services, Inc. is 235 West Galena Street Milwaukee, WI 53233.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, Freedom Capital Investment Advisors is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Freedom Capital Investment Advisors does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Freedom Capital Investment Advisors will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Freedom Capital Investment Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Freedom Capital Investment Advisors determines in good faith that such commission is reasonable in relation to the services provided.

As permitted by Section 28(e) of the Exchange Act, Freedom Capital Investment Advisors may cause us to pay a broker-dealer a commission for effecting a securities transaction for us that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if Freedom Capital Investment Advisors makes a good faith determination that the broker’s commission paid by us is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or Freedom Capital Investment Advisors’ overall responsibilities to us and its other investment advisory clients. The practice of using a portion of our commission dollars to pay for brokerage and research services provided to Freedom Capital Investment Advisors is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including Freedom Capital Investment Advisors’ compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

183

Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish Freedom Capital Investment Advisors with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, Freedom Capital Investment Advisors is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by Freedom Capital Investment Advisors from its own funds, and not by portfolio commissions paid by us.

Research products and services provided to Freedom Capital Investment Advisors by broker-dealers that effect securities transactions for us may be used by Freedom Capital Investment Advisors in servicing all of its accounts. Accordingly, not all of these services may be used by Freedom Capital Investment Advisors in connection with us. Some of these products and services are also available to Freedom Capital Investment Advisors for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to Freedom Capital Investment Advisors for services provided to us. Freedom Capital Investment Advisors’ expenses would likely increase if Freedom Capital Investment Advisors had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby with respect to Maryland law have been passed upon for us by Shulman, Rogers, Gandal, Pordy & Ecker, P.A. in Potomac, Maryland.

EXPERTS

McGladrey LLP, an independent registered public accounting firm located at 919 East Main Street, Suite 1800 Richmond, VA 23219, has audited our financial statements and issued their report dated March 12, 2015.

OTHER SERVICE PROVIDERS

Pursuant to a Services Agreement (“Compliance Agreement”) with the Company, Vigilant Compliance, LLC (“Vigilant”), provides a chief compliance officer and an anti-money laundering officer for the Company. Pursuant to a Services Agreement (the “CFO Agreement”) with the Company, Vigilant provides a chief financial officer to the Company. As compensation for the foregoing services, Vigilant receives certain out of pocket costs and fixed fees which are accrued daily and paid monthly by the Company.

184

The Compliance and CFO Agreements with respect to the Company continue in effect until terminated and are terminable with or without cause and without penalty by the Company or by Vigilant with respect to the Company on 60 days’ written notice to the other party, following an initial six month term.

Under the Compliance and CFO Agreements Vigilant, its employees and agents are indemnified by the Company against any and all claims and liabilities in connection with the performance of Vigilant’s duties under the Compliance and CFO Agreements. In addition, under the Compliance and CFO Agreements, Vigilant, its employees and agents’ liability is capped at $1,000.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter; (ii) our bylaws; (iii) minutes of the proceedings of our stockholders; (iv) annual statements of affairs; and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least quarterly to reflect changes in the information contained therein, including substituted investors. In the case of assignments, where the assignee does not become a substituted investor, we will recognize the assignment not later than the last day of the calendar month following a receipt of notice assignment and required documentation. In addition to the foregoing, Rule 14a-7 under the Exchange Act, provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.

185

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Freedom Capital Corporation and its affiliated companies. This notice supersedes any other privacy notice you may have received from Freedom Capital Corporation.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Freedom Capital Investment Advisors. It is our policy that only authorized employees of Freedom Capital Investment Advisors who need to know your personal information will have access to it.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

186

INDEX TO FINANCIAL STATEMENTS

Balance Sheet December 31, 2014	F-13

Statement of Operations Period From June 19, 2014 (Inception) to December 31, 2014	F-14

Statement of Changes in Net Assets Period From June 19, 2014 (Inception) to December 31, 2014	F-15

Notes to Financial Statements	F-16
F-1

Freedom Capital Corporation

Balance Sheet

        See notes to financial statements

F-2

Freedom Capital Corporation

Unaudited Statement of Operations

Three Months Ended March 31, 2015

See notes to financial statements

F-3

Freedom Capital Corporation

Unaudited Statement of Changes in Net Assets

Three Months Ended March 31, 2015

Three Months
Ended
March 31, 2015
Operations
Net increase in net assets resulting from operations	$-
Capital share transactions
Issuance of common stock	-
Net increase in net assets resulting from capital share transactions	-
Total increase in net assets	-
Net assets at beginning of period	98,500
Net assets at end of period	$98,500

See notes to financial statements

F-4

Notes to Financial Statements

Note 1. Principal Business and Organization

Freedom Capital Corporation (the “Company”), was incorporated under the general corporation laws of the State of Maryland on June 19, 2014 and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company. The Company expects to commence operations upon raising gross proceeds in excess of $2.5 million, or the minimum offering requirement, pursuant to this offering or in one or more private offerings by one year from the date the registration statement on Form N-2 is declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The investment advisor of the Company is Freedom Capital Investment Advisors LLC (“Freedom Capital Investment Advisors”). Freedom Capital Investment Advisors is an unregistered private investment advisory firm and intends to register as an investment adviser with the SEC at such time as it has at least $25 million in assets under management. Freedom Capital Investment Advisors is an affiliate of the Company.

The Company intends to offer for sale a maximum of $500 million of common stock, $0.001 par value per share, at a public offering price of $10.00 per share (including the maximum allowed to be charged for commissions and fees), on a “best efforts” basis, pursuant to a registration statement on Form N-2 (the “Offering”) filed with the SEC under the Securities Act of 1933, as amended. The SEC has not yet declared the Company’s registration statement effective.

The Company intends to be an externally managed, non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and that will elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

There was no trading activity by the Company as of and for the period ended March 31, 2015.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP.

The Company believes the significant accounting policies described below affect the more significant judgments and estimates used in the preparation of its financial statements. Accordingly, the policies described below are the policies that the Company believes are and will be the most critical to fully understanding and evaluating the Company’s historical financial condition and results of operations.

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Statement of Cash Flows: The Company has elected not to provide statements of cash flows as permitted by FASB ASC 230, Statement of Cash Flows. As of and for the period ended March 31, 2015, the Company held no investments, the Company carried no debt and the Company’s financial statements include a statement of changes in net assets.

F-5

Notes to Financial Statements

Note 2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash and cash equivalents are maintained with a high credit quality financial institution, which is a member of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Company intends to determine the net asset value of its investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Company expects that Freedom Capital Investment Advisors will provide the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Organization Costs: Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred. For the period from June 19, 2014 (Inception) to March 31, 2015, the Company incurred organization costs of $46,064, which were funded on behalf of the Company by Freedom Capital Investment Management LLC, an affiliate of Freedom Capital Investment Advisors. Organization costs, together with offering costs, are limited to 1.5% of total proceeds raised (the “Limit”) and are not due and payable to Freedom Capital Investment Advisors to the extent they exceed that amount. The Company recorded the maximum amount payable under the Limit of $1,500 in 2014 and accordingly, the Company has recorded $0 of organizational expense on the accompanying statement of operations. To the extent the Company is unable to raise sufficient capital such that the expenses paid by Freedom Capital Investment Advisors or its affiliates on behalf of the Company are more than 1.5% of total proceeds at the end of the Offering, Freedom Capital Investment Advisors will forfeit the right to reimbursement of these costs (see Note 3).

Offering Costs: The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 relating to the public offering of its shares of common stock. Offering costs are recorded as a deferred charge on the balance sheet before operations commence and then amortized over 12 months after commencement of operations. During the period from June 19, 2014 (Inception) to March 31, 2015, the Company had incurred offering costs of $735,711, which were funded on behalf of the Company by Freedom Capital Investment Management LLC. Offering costs, together with organization costs, are limited to 1.5% of total proceeds raised and are not due and payable to Freedom Capital Investment Advisors to the extent they exceed that amount. No offering costs have been recorded on the accompanying balance sheet as of March 31, 2015 since the aggregate amount of organization and offering costs exceeds the Limit (see Note 3).

Income Taxes: The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain its qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Company will not have to pay corporate-level federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. As of March 31, 2015, the Company had no uncertain tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the statement of operations. During the period from December 31, 2014 to March 31, 2015 the Company did not incur any interest or penalties.

F-6

Notes to Financial Statements

Note 2. Summary of Significant Accounting Policies (continued)

Distributions: Distributions to the Company’s stockholders will be recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on either a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Note 3. Related Party Transactions

Compensation of Freedom Capital Investment Advisors

The Company has entered into an investment advisory and administrative services agreement with Freedom Capital Investment Advisors. Payments for investment advisory services under such investment advisory and administrative services agreement in future periods will be equal to (a) an annual base management fee of 2.0% of the Company’s average monthly gross assets and (b) an incentive fee based on the Company’s performance.

The incentive fee consists of two parts. The first part, referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.375% per quarter, or an annualized hurdle rate of 5.5%. As a result, Freedom Capital Investment Advisors will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.375%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, Freedom Capital Investment Advisors will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 1.71875% of adjusted capital, or 6.875% annually. This “catch-up” feature allows Freedom Capital Investment Advisors to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, Freedom Capital Investment Advisors will receive 20.0% of pre-incentive fee net investment income.

The second part of the incentive fee, referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of the Company’s incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company will accrue for the capital gains incentive fee quarterly, which, if earned, will be paid annually. The Company will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement entered into with Freedom Capital Investment Advisors, the fee payable to Freedom Capital Investment Advisors will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

While the investment advisory and administrative services agreement with Freedom Capital Investment Advisors neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to Freedom Capital Investment Advisors as if the Company’s entire portfolio was liquidated at its fair value as of each balance sheet date even though Freedom Capital Investment Advisors will not be entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

F-7

Notes to Financial Statements

Note 3. Related Party Transactions (continued)

The Company will reimburse Freedom Capital Investment Advisors for expenses necessary for its performance of services related to the Company’s administration and operations. The amount of the reimbursement will be the lesser of (1) Freedom Capital Investment Advisors’ actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. Freedom Capital Investment Advisors will be required to allocate the cost of such services to the Company based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors will then assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality.

Freedom Capital Investment Management LLC has funded the Company’s offering costs and organization costs in the amount of $781,775 for the period from June 19, 2014 (Inception) to March 31, 2015. Currently, the cumulative aggregate amount of $781,775 of organization and offering costs exceeds 1.5% of total proceeds raised. Accordingly, the Company recorded $1,500 of organizational expense on the accompanying balance sheets, which is payable to Freedom Capital Investment Advisors. To the extent the Company is unable to raise sufficient capital such that the expenses paid by Freedom Capital Investment Advisors or its affiliates on behalf of the Company are more than 1.5% of total proceeds at the end of the Offering, Freedom Capital Investment Advisors will forfeit the right to reimbursement of the remaining $780,275 of these costs.

Under the investment advisory and administrative services agreement between the Company and Freedom Capital Investment Advisors, there will be no liability on the Company’s part for the offering or organization costs funded by Freedom Capital Investment Advisors or its affiliates until the Company has met the minimum offering requirement. At such time, Freedom Capital Investment Advisors will be entitled to receive 1.5% of gross proceeds raised in the Company’s continuous public offering until all offering costs and organization costs listed above and any future offering or organization costs incurred have been recovered. The minimum reimbursement to Freedom Capital Investment Advisors for such fees is expected to be $37,500 assuming the minimum offering requirement is satisfied.

Capital Contributions by Freedom Capital Investment Management LLC

Freedom Capital Investment Management LLC has contributed an aggregate of $100,000 to purchase approximately 11,111 shares of common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. Freedom Capital Investment Management LLC will not tender these shares of common stock for repurchase as long as Freedom Capital Investment Management LLC remains an affiliate of the Company’s investment advisor.

Expense Reimbursement

Pursuant to the expense reimbursement agreement, Freedom Capital Investment Advisors has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from our offering proceeds or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate distributions to the Company that are treated for tax purposes as a return of capital, a portion of these distributions to stockholders may exceed our earnings and also be deemed to constitute a return of capital for tax purposes. Under those circumstances, Freedom Capital Investment Advisors will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

F-8

Notes to Financial Statements

Note 3. Related Party Transactions (continued)

Under the expense reimbursement agreement, Freedom Capital Investment Advisors will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to the Company’s stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the expense reimbursement agreement, the Company will have a conditional obligation to reimburse Freedom Capital Investment Advisors for any amounts funded by Freedom Capital Investment Advisors under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Freedom Capital Investment Advisors funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the distributions paid by the Company to stockholders; provided, however, that (i) the Company will only reimburse Freedom Capital Investment Advisors for expense support payments made by Freedom Capital Investment Advisors to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to shares of the Company’s common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to shares of the Company’s common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Freedom Capital Investment Advisors was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Freedom Capital Investment Advisors made during the same fiscal year) and (ii) the Company will not reimburse Freedom Capital Investment Advisors for expense support payments made by Freedom Capital Investment Advisors if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time Freedom Capital Investment Advisors made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, for investment companies.

The Company or Freedom Capital Investment Advisors may terminate the expense reimbursement agreement at any time. Freedom Capital Investment Advisors has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to our income.

The specific amount of expenses reimbursed by Freedom Capital Investment Advisors, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Freedom Capital Investment Advisors, Freedom Capital Investment Advisors will be required to fund any amounts accrued thereunder as of the date of termination and will not be eligible for reimbursement of such amounts. Similarly, the Company’s conditional obligation to reimburse Freedom Capital Investment Advisors pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Freedom Capital Investment Advisors is controlled by the Company’s chairman, president and chief executive officer, Jeffrey McClure. There can be no assurance that the expense reimbursement agreement will remain in effect or that Freedom Capital Investment Advisors will reimburse any portion of the Company’s expenses in future quarters.

F-9

Notes to Financial Statements

Note 4. Share Repurchase Program

Beginning with the first full calendar quarter following the one year anniversary of the date that we satisfy the minimum offering requirement, and on a quarterly basis thereafter, the Company intends to offer to repurchase shares on such terms as may be determined by the Company’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the Company’s board of directors, such repurchases would not be in the best interests of the Company’s stockholders or would violate applicable law. The Company will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In months in which the Company repurchases shares, it will generally conduct repurchases on the same date that it holds its first monthly closing for the sale of shares in its public offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder.

The Company’s board of directors will also consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•	the Company’s investment plans and working capital requirements;
•	the relative economies of scale with respect to the Company’s size;
•	the Company’s history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, the Company will limit the number of shares to be repurchased in any calendar year to 10.0% of the number of shares outstanding in the prior calendar year, or 2.5% at the end of the prior quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company intends to offer to repurchase such shares at a price equal to 90% of the offering price in effect on each date of repurchase. In months in which the Company repurchases shares pursuant to its share repurchase program, it expects to conduct repurchases on the same date that it holds its first monthly closing for the sale of shares in its continuous public offering. The Company’s board of directors may amend, suspend or terminate the share repurchase program, upon 30 days’ notice.

F-10

Notes to Financial Statements

Note 5 — Economic Dependency

Under various agreements, the Company has engaged or will engage Freedom Capital Investment Advisors and its affiliates to provide certain services that are essential to the Company, including asset management services, asset acquisition and disposition decisions, the sale of shares of the Company available for issue, as well as other administrative responsibilities for the Company including accounting services and investor relations.

As a result of these relationships, the Company is dependent upon Freedom Capital Investment Advisors and its affiliates. In the event that these companies are unable to provide the Company with the respective services, the Company will be required to find alternative providers of these services.

From time to time, the Company may be involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any clarity, management is of the opinion, based on the advice of legal counsel, that final dispositions of any litigation should not have a material adverse effect on the financial position of the Company.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnification. The Company’s maximum exposure under these agreements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of material obligations under these indemnities to be low.

Note 6. Subsequent Events

The Company has evaluated subsequent events from March 31, 2015 through the date the financial statements were available to be issued, May 4, 2015, and has determined that there are no items to disclose.

F-11

Report Of Independent Registered Public Accounting Firm

To the Board of Directors

Freedom Capital Corporation

Arlington, Virginia

We have audited the accompanying balance sheet of Freedom Capital Corporation (the “Company”) as of December 31, 2014, and the related statements of operations and changes in net assets for the period from June 19, 2014 (Inception) to December 31, 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Freedom Capital Corporation as of December 31, 2014, and the results of its operations for the period from June 19, 2014 (Inception) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ McGladrey LLP

Richmond, Virginia

March 12, 2015

F-12

Freedom Capital Corporation

Balance Sheet

December 31, 2014

Assets
Subscription receivable	$100,000
Total assets	$100,000

Liabilities and Stockholder Equity
Liabilities
Due to adviser	$1,500
Total liabilities	1,500

Commitments and contingencies ($250,275) – See Note 3

Stockholder Equity
Common stock, $0.001 par value, 20,000,000 shares authorized, 11,111 shares issued and outstanding	100
Capital in excess of par value	99,900
Accumulated loss	(1,500)
Total stockholder equity	98,500
Total liabilities and stockholder equity	$100,000
Net asset value per share of common stock at period end	$8.87

See notes to financial statements.

F-13

Freedom Capital Corporation

Statement of Operations

Period from June 19, 2014 (Inception) to December 31, 2014

Operating expenses
Organization costs	$1,500

Net decrease in net assets resulting from operations	$(1,500)

Per share information—basic and diluted
Net decrease in net assets resulting from operations	$(0.14)

Weighted average shares outstanding	11,111

See notes to financial statements.

F-14

Freedom Capital Corporation

Statement of Changes in Net Assets

Period from June 19, 2014 (Inception) to December 31, 2014

Operations
Net decrease in net assets resulting from operations	$(1,500)
Capital share transactions
Issuance of common stock	100,000
Net increase in net assets resulting from capital share transactions	100,000
Total increase in net assets	98,500
Net assets at beginning of period	---
Net assets at end of period	$98,500

See notes to financial statements.

F-15

Notes to Financial Statements

Note 1. Principal Business and Organization

Freedom Capital Corporation ( the “Company”), was incorporated under the general corporation laws of the State of Maryland on June 19, 2014 and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company. The Company expects to commence operations upon raising gross proceeds in excess of $2.5 million, or the minimum offering requirement, all of which must be from persons who are not affiliated with the Company or the Company’s investment adviser, Freedom Capital Investment Advisors LLC (“Freedom Advisor”). Freedom Advisor is a registered investment adviser under Virginia law (it is expected that Freedom Advisor will be eligible to transfer its investment adviser registration to the SEC once assets under management reach $25 million). Freedom Advisor is an affiliate of the Company.

The Company intends to offer for sale a maximum of $200 million of common stock, $0.001 par value per share, at a public offering price of $10.00 per share (including the maximum allowed to be charged for commissions and fees), on a “reasonable best efforts” basis, pursuant to a registration statement on Form N-2 (the “Offering”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. The SEC has not yet declared the Company’s registration statement effective.

The Company intends to be an externally managed, non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended, or the 1940 Act, and that will elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

There was no trading activity by the Company as of and for the period ended December 31, 2014.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP.

The Company believes the significant accounting policies described below affect the more significant judgments and estimates used in the preparation of its financial statements. Accordingly, the policies described below are the policies that the Company believes are and will be the most critical to fully understanding and evaluating the Company’s historical financial condition and results of operations.

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Statement of Cash Flows: The Company has elected not to provide statements of cash flows as permitted by FASB ASC 230, Statement of Cash Flows. As of and for the period ended December 31, 2014, the Company held no investments, the Company carried no debt and the Company’s financial statements include a statement of changes in net assets.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash and cash equivalents are maintained with a high credit quality financial institution, which is a member of the Federal Deposit Insurance Corporation.

F-16

Notes to Financial Statements

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investments: The Company intends to determine the net asset value of its investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Company expects that Freedom Advisor will provide the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Organization Costs: Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred. For the period from June 19, 2014 (Inception) to December 31, 2014, the Company incurred organization costs of $46,064, which were funded on behalf of the Company by Freedom Advisor. Organization costs, together with offering costs, are limited to 1.5% of total proceeds raised and are not due and payable to Freedom Advisor to the extent they exceed that amount. Accordingly, the Company has recorded $1,500 of organizational expense on the accompanying statement of operations, which is payable to Freedom Advisor. To the extent the Company is unable to raise sufficient capital such that the expenses paid by Freedom Advisor on behalf of the Company are more than 1.5% of total proceeds at the end of the Offering, Freedom Advisor will forfeit the right to reimbursement of these costs (see Note 3).

Offering Costs: The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 relating to the public offering of its shares of common stock. Offering costs are recorded as a deferred charge on the balance sheet before operations commence and then amortized over 12 months after commencement of operations. During the period from June 19, 2014 (Inception) to December 31, 2014, the Company had incurred offering costs of $205,711, which were funded on behalf of the Company by Freedom Advisor. Offering costs, together with organization costs, are limited to 1.5% of total proceeds raised and are not due and payable to Freedom Advisor to the extent they exceed that amount. No offering costs have been recorded on the accompanying balance sheet as of December 31, 2014 since the aggregate amount of organization and offering costs exceeds the limitation (see Note 3).

Income Taxes: The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a Regulated Investment Company (“RIC”) under Subchapter M of the Code. To qualify for and maintain its qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Company will not have to pay corporate-level federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income so distributed. The Company will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. As of December 31, 2014, the Company had no uncertain tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the statement of operations. During the period from June 19, 2014 (Inception) to December 31, 2014 the Company did not incur any interest or penalties.

F-17

Notes to Financial Statements

Note 2. Summary of Significant Accounting Policies (continued)

Distributions: Distributions to the Company’s stockholders will be recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a periodic basis and pay such distributions on either a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Note 3. Related Party Transactions

Compensation of Freedom Advisor

The Company intends to enter into an investment advisory and administrative services agreement with Freedom Advisor. Payments for investment advisory services under such investment advisory and administrative services agreement in future periods will be equal to (a) an annual base management fee of 2.0% of the Company’s average monthly gross assets and (b) an incentive fee based on the Company’s performance.

The incentive fee will consist of two parts. The first part, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be accrued for on a quarterly basis and, if earned, will be paid annually. We will accrue this incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to Freedom Advisors will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

While the Company expects that the investment advisory and administrative services agreement with Freedom Advisor will neither include nor contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to Freedom Advisor as if the Company’s entire portfolio was liquidated at its fair value as of each balance sheet date even though Freedom Advisor will not be entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The Company will also reimburse Freedom Advisor for expenses necessary for its performance of services related to the Company’s administration and operations. The amount of the reimbursement will be the lesser of (1) Freedom Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. Freedom Advisor will be required to allocate the cost of such services to the Company based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors will then assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality.

Freedom Advisor has funded the Company’s offering costs and organization costs in the amount of $251,775 for the period from June 19, 2014 (Inception) to December 31, 2014. Currently, the cumulative aggregate amount of $251,775 of organization and offering costs exceeds 1.5% of total proceeds raised. Accordingly, the Company has recorded $1,500 of organizational expense on the accompanying statement of operations, which is payable to the Freedom Advisor. To the extent the Company is unable to raise sufficient capital such that the expenses paid by Freedom Advisor on behalf of the Company are more than 1.5% of total proceeds at the end of the Offering, Freedom Advisor will forfeit the right to reimbursement of the remaining $250,275 of these costs.

F-18

Notes to Financial Statements

Note 3. Related Party Transactions (continued)

Under the investment advisory and administrative services agreement to be entered into between the Company and Freedom Advisor, there will be no liability on the Company’s part for the offering or organization costs funded by Freedom Advisor until the Company has met the minimum offering requirement. At such time, Freedom Advisor will be entitled to receive 1.5% of gross proceeds raised in the Company’s continuous public offering until all offering costs and organization costs listed above and any future offering or organization costs incurred have been recovered. The minimum reimbursement to Freedom Advisor for such fees is expected to be $37,500 assuming the minimum offering requirement is satisfied.

Capital Contributions by Freedom Advisor

In 2014, Freedom Advisor, committed to contribute an aggregate of $100,000 to purchase approximately 11,111 shares of common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. Freedom Advisor will not tender these shares of common stock for repurchase as long as Freedom Advisor remains the Company’s investment adviser.

Expense Reimbursement

Pursuant to the expense reimbursement agreement, Freedom Advisor has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from our offering proceeds or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate distributions to the Company that are treated for tax purposes as a return of capital, a portion of these distributions to stockholders may exceed our earnings and also be deemed to constitute a return of capital for tax purposes. Under those circumstances, Freedom Advisor will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Freedom Advisor will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to the Company’s stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the expense reimbursement agreement, the Company will have a conditional obligation to reimburse Freedom Advisor for any amounts funded by Freedom Advisor under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Freedom Advisor funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the distributions paid by the Company to stockholders; provided, however, that (i) the Company will only reimburse Freedom Advisor for expense support payments made by Freedom Advisor to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to shares of the Company’s common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to shares of the Company’s common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Freedom Advisor was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Freedom Advisor made during the same fiscal year) and (ii) the Company will not reimburse Freedom Advisor for expense support payments made by Freedom Advisor if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time Freedom Advisor made the expense support payment to which such reimbursement relates. “Other operating expenses” means o the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, for investment companies.

F-19

Notes to Financial Statements

Note 3. Related Party Transactions (continued)

The Company or Freedom Advisor may terminate the expense reimbursement agreement at any time. Freedom Advisor has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to our income.

The specific amount of expenses reimbursed by Freedom Advisor, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Freedom Advisor, Freedom Advisor will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company’s conditional obligation to reimburse Freedom Advisor pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Freedom Advisor is controlled by the Company’s chairman, president and chief executive officer, Jeffrey McClure. There can be no assurance that the expense reimbursement agreement will remain in effect or that Freedom Advisor will reimburse any portion of the Company’s expenses in future quarters.

Note 4. Share Repurchase Program

Beginning with the first full calendar quarter following the one year anniversary of the date that we satisfy the minimum offering requirement, and on a quarterly basis thereafter, the Company intends to offer to repurchase shares of common stock on such terms as may be determined by the Company’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the Company’s board of directors, such repurchases would not be in the best interests of the Company’s stockholders or would violate applicable law. The Company will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In months in which the Company repurchases shares of common stock, it will conduct repurchases on the same date that it holds its first weekly closing for the sale of shares of common stock in its public offering. Any offer to repurchase shares of common stock will be conducted solely through tender offer materials mailed to each stockholder.

The Company’s board of directors will also consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
F-20

Notes to Financial Statements

Note 4. Share Repurchase Program (continued)

•	the Company’s investment plans and working capital requirements;
•	the relative economies of scale with respect to the Company’s size;
•	the Company’s history in repurchasing shares of common stock or portions thereof; and
•	the condition of the securities markets.

The Company currently intends to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it can repurchase with the proceeds it receives from the sale of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, beginning with the calendar quarter ending March 31, 2016, the Company will limit the number of shares of common stock to be repurchased in any calendar year to 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company intends to offer to repurchase such shares of common stock at a price equal to 90% of the offering price in effect on each date of repurchase. In months in which the Company repurchases shares of common stock pursuant to its share repurchase program, it expects to conduct repurchases on the same date that it holds its first weekly closing in such month for the sale of shares of common stock in its continuous public offering. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time, upon 30 days’ notice.

Note 5 — Economic Dependency

Under various agreements, the Company has engaged or will engage Freedom Advisor and its affiliates to provide certain services that are essential to the Company, including asset management services, asset acquisition and disposition decisions, the sale of shares of the Company’s common stock available for issue, as well as other administrative responsibilities for the Company including accounting services and investor relations.

As a result of these relationships, the Company is dependent upon Freedom Advisor and its affiliates. In the event that these companies are unable to provide the Company with the respective services, the Company will be required to find alternative providers of these services.

From time to time, the Company may be involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any clarity, management is of the opinion, based on the advice of legal counsel, that final dispositions of any litigation should not have a material adverse effect on the financial position of the Company.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnification. The Company’s maximum exposure under these agreements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of material obligations under these indemnities to be low.

F-21

Notes to Financial Statements

Note 6. Subsequent Events

On January 30, 2015, Freedom Advisor paid the Company $100,000 to satisfy its commitment to contribute an aggregate of $100,000 to purchase 11,111 shares of common stock of the Company.

For the period from January 1, 2015 through March 12, 2015, the Company has incurred additional offering costs of $434,789 which will be paid by Freedom Advisor on behalf of the Company. To the extent the Company is unable to raise sufficient capital such that the expenses paid by Freedom Advisor on behalf of the Company are more than 1.5% of total proceeds at the end of the Offering, Freedom Advisor will forfeit the right to reimbursement of these costs.

On March 4, 2015 the Company’s Board of Directors approved an investment advisory and administrative services agreement with Freedom Advisor. The fees, reimbursement requirements and other terms and conditions of the investment advisory and administrative services agreement are described in Note 3 above. As of March 9, 2015, no services have been performed by Freedom Advisor under the investment advisory and administrative services agreement, and no fees or reimbursements have been earned or paid to date. The investment advisory and administrative services agreement will not become effective unless and until the minimum offering requirement is satisfied. The Company has no liability to reimburse Freedom Advisor for any offering or organization costs funded by Freedom Advisor or any of its affiliates unless and until the investment advisory and administrative services agreement becomes effective.

On March 4, 2015, the Company’s Board of Directors approved a dealer manager agreement with Democracy Funding LLC, an affiliate of Freedom Advisor. Pursuant to the dealer manager agreement, Democracy Funding LLC will be the dealer manager for the Company’s public offering of its shares of common stock.

F-22

APPENDIX A

FREEDOM CAPITAL Subscription Agreement

1. Investment (Mark initial or additional investment)

Subscription Amount $ ____________________

○ Initial Investment ($5,000 minimum) ○ Additional Investment ($500 minimum)

Account #: ____________

Brokerage

3. Ownership (Select only one)

SINGLE OWNER+

MULTIPLE OWNERS+

MINOR ACCOUNT+

○ UGMA: State of ____________
○ UTMA: State of ____________

OTHER ACCOUNT#

○ Qualified Pension ○ Profit-Sharing Plan ○ Estate ○ C-Corporation ○ Government ○ LLC Classified for tax purposes by one of the following: ○ Other* ____________

○ Corporation ○ Partnership ○ Trust ○ S-Corporation ○ S-Corporation

☐ Partnership
☐ C-Corporation
☐ S-Corporation

QUALIFIED PLAN ACCOUNT+

+ Please complete part A of section 4

CUSTODIAL ARRANGEMENT (Please select custodian)

Name of Custodian(s) ____________ Custodian Phone # ____________

Mailing Address ____________
(street) (city/state) (zip)

To be completed by custodian above

Custodian Tax ID # ____________

Custodian Account # ____________

Custodian Authorization: ____________

4. Investor Information (Please print)

A

Individual Owner/Beneficial Owner ____________
(first, middle, last)

SSN ____________ Date of Birth ____________

Joint Owner/Beneficial Owner ____________
(first, middle, last)

SSN ____________ Date of Birth ____________

Phone # ____________ Email Address ____________

Country of Citizenship ____________

A-1

Subscription Agreement The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the “Shares”) of Freedom Capital Corporation, a Maryland corporation (sometimes referred to herein as the “Company”), set forth below. 1. Investment (Mark initial or additional investment) Subscription Amount $ Initial Investment ($5,000 minimum) Additional Investment ($500 minimum) 2. Investment Type (Select only one — Mark the appropriate box under brokerage or advisory) Account #: Brokerage Public Offering Price Net of Commission* Affiliated, Partner, or Employee Advisory Wrap Account RIA *By a registered representative on his or her own behalf, Bank Trustee, or Bank Fiduciary 3. Ownership (Select only one) SINGLE OWNER+ + Please fill out part A of the Investor Information section (section 4) MULTIPLE OWNERS+ MINOR ACCOUNT+ Individual* Community Property To make a Transfer on Death (“TOD”) designation, UGMA: State of attach a completed TOD form Tenants in Common Joint Tenants with Rights of Survivorship* To make a TOD designation, attach a completed TOD form UTMA: State of OTHER ACCOUNT # # Please fill out part B of the Investor Information section (section 4) by one of the following: *You can obtain a TOD form by visiting www.freedomcapitalfunds.com. S-Corporation Please attach the pages of the trust or plan document (or corporate resolution) which list the names of the trust or plan, trustees, signatures and date. The Freedom Capital Certification of Investment Powers Form for Trust Accounts may be completed in lieu of providing trust documents. You can obtain this form by visiting www.freedomcapitalfunds.com. QUALIFIED PLAN ACCOUNT+ + Please complete part A of section 4 Traditional IRA Roth IRA Rollover IRA SIMPLE IRA SEP KEOGH Other CUSTODIAL ARRANGEMENT (Please select custodian) Name of Custodian(s) Mailing Address Custodian Phone # (street) (city/state) (zip) Custodian Tax ID # Custodian Authorization: Custodian Account # 4. Investor Information (Please print) A Individual Owner/Beneficial Owner SSN Joint Owner/Beneficial Owner SSN (first, middle, last) (first, middle, last) Date of Birth Date of Birth Mailing Address (You must include a permanent street address even if your mailing address is a P.O. Box) Street Address (city/state) (zip) (Leave blank if your street address and mailing address are the same) (city/state) (zip) Phone # Email Address Country of Citizenship

4. Investor Information (continued) B Name of Trust/Corp/Partnership/Other Mailing Address Tax ID # Date of Formation Jurisdiction of Formation (mm/dd/yyyy) (You must include a permanent street address even if your mailing address is a P.O. Box) Street Address (Leave blank if your street address and mailing address are the same) Trustee (city/state) (zip) (city/state) (zip) SSN/Tax ID # Co-Trustee SSN/Tax ID#: Officer(s), General Partner or Authorized Person(s) 5. Distributions If this election is not completed, the Company will default to sending the investor’s cash distributions by check to his or her address of record provided in section 4 or to the custodian indicated in section 3, as applicable. SINGLE OWNER I choose to participate in the Company’s Distribution Reinvestment Plan.* I choose to have distributions deposited in a checking, savings or brokerage account. (Complete information below.) I choose to have distributions sent to the address in section 4. (Or section 3 for custodial or brokerage accounts. Cash distributions for custodial and brokerage accounts will be sent to the custodian of record.) *The Company requires that each investor who elects to have his or her distributions reinvested pursuant to the Company’s Distribution Reinvestment Plan notify the Company and the broker dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides and as set forth in section 6 below. I authorize the Company or its agent to deposit my distributions to the account indicated below. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws. I acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital Name of Financial Institution Account Type Name on Account Mailing Address (street) (city/state) (zip) ABA Routing Number Bank Account Number For Further Credit Account Name ELECTRONIC DELIVERY I hereby request that Freedom Capital Corporation deliver all communications (including proxy statements, annual and quarterly reports, prospectus supplements, investor communications, account statements*, tax forms and other required reports) to me by sending electronic notifications to the email address I have provided below. I understand that I may revoke my request for electronic delivery at any time by calling 1-877-672-1776. *Electronic delivery of account statements is not available to investors electing to receive a check by mail. Owner (initials) Joint Owner (initials) Email Address 6. Investor Representations (Initials required for letters a–d and any state suitability requirement that may apply) Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that: a) I (we) have received a Prospectus for the Company relating to the Shares for which I am (we are) subscribing, wherein the terms and conditions of the offering are described. b) I (we) certify that I (we) have either (1) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000, or that I (we) meet the higher suitability requirements imposed by my (our) state of primary residence as set forth below and in the Prospectus for the Company relating to the Shares under “Suitability Standards.” c) I am (we are) purchasing Shares for my (our) own account. d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares. e) If I am (we are) a resident of Alabama, I (we) certify that I (we) have a liquid net worth of at least ten (10) times my (our) investment in this program and its affiliates. f) If I am (we are) a resident of Idaho, I (we) acknowledge that I (we) have either (1) a gross annual income of at least $85,000 and a liquid net worth of at least $85,000, or (2) a liquid net worth of at least $300,000. Additionally, my (our) total investment in the Company shall not exceed 10% of my (our) liquid net worth. Liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year. Owner (initials) Joint Owner (initials) g) If I am (we are) a resident of Iowa, I (we) acknowledge that I (we) have either (1) a net worth of $100,000 and annual gross income of $70,000, or (2) a net worth of $350,000. Additionally, I (we) may not invest, in the aggregate, more than 10% of my (our) liquid net worth in this and similar direct participation investments. For purposes of this recommendation, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. h) If I am (we are) a resident of Kansas, I (we) acknowledge that it is recommended by the Office of the Securities Commissioner that I (we) limit my (our) aggregate investment in Freedom Capital Corporation and other non-traded business development companies to not more than 10% of my (our) liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

6. Investor Representations (Continued) (Initials required for letters a–d and any state suitability requirement that may apply) i) If I am (we are) a resident of Kentucky, I (we) must have either (1) a minimum gross annual income of $85,000 and a minimum net worth (as defined in the NASAA Omnibus Guidelines) of $85,000, or (2) a minimum net worth alone of $300,000. Moreover, I (we) shall invest no more than 10% of my (our) liquid net worth in the Company’s Shares or the shares of the Company’s affiliates’ non-publicly traded business development companies. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities. j) If I am (we are) a resident of Maine, I (we) acknowledge that the Maine Office of Securities recommends that my (our) aggregate investment in this offering and similar offerings not exceed 10% of my (our) liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. Owner (initials) Joint Owner (initials) k) If I am (we are) a resident of Massachusetts, I (we) may not invest over 10% of my (our) liquid net worth in this offering and in other illiquid direct participation programs. l) If I am (we are) a resident of New Jersey, I (we) certify that I (we) have either (1) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (2) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my (our) investment in the Company, its affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my (our) liquid net worth. m) If I am (we are) a resident of New Mexico, I (we) may not invest more than 10% of my (our) liquid net worth in the Company’s Shares, shares of the Company’s affiliates, and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents, and readily marketable securities. n) If I am (we are) a resident of North Dakota, I (we) certify that I (we) have a net worth of at least ten times my (our) investment in the Company. o) If I am (we are) a resident of Oregon, I (we) certify that I (we) will limit my (our) investment in this offering to no more than 10% of my (our) net worth. p) If I am (we are) a resident of Vermont, I (we) acknowledge that if I am (we are) an accredited investor, I (we) may invest freely in this offering. If I am (we are) a non-accredited investor, I (we) may not purchase an amount in this offering that exceeds 10% of my (our) liquid net worth. For these purposes, “liquid net worth” is defined as my (our) total assets (not including home, home furnishings, or automobiles) minus total liabilities. 7. Important Information (Rights, Certifications, Authorizations) Substitute IRS Form W-9 Certification: I (we) declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, I (we) certify that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in section 4 of this Subscription Agreement is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a non-resident alien). NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. By signing below, you hereby acknowledge receipt of the prospectus of the Company relating to the Shares for which you have subscribed, as supplemented and amended through the date hereof (as so supplemented and amended, the “Prospectus”), not less than five (5) business days prior to the signing of this Subscription Agreement. The Prospectus is available at www.sec.gov. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if your subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company at its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the last day of the calendar month following the date your subscription is accepted by the Company. Subsequent subscriptions shall be accepted or rejected by the Company within thirty (30) days of their receipt; if rejected, all funds (without interest) will be returned to you without deduction for any expenses within ten (10) business days from the date the subscription is rejected. By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment. The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and Social Security/Taxpayer Identification Number. The Company may also ask you to provide other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial advisor. If the Company is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Company believes it has identified potentially criminal activity, the Company reserves the right to take action as the Company deems appropriate, which may include closing your account. By signing below, you also acknowledge that: An investment in the Shares is not suitable for you if you might need access to the money you invest in the foreseeable future. • You may not have access to the money you invest for an indefinite period of time. • You should not expect to be able to sell your Shares regardless of how the Company performs. • The Company does not intend to list the Shares on any securities exchange during or for what may market in the Shares to develop. • The Company intends to implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase. In addition, any such repurchases will be at a 10% discount to the offering price in effect on the date of repurchase. • The Company’s distributions may also be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to the Company’s affiliate, Freedom Capital Investment Advisors, LLC. Significant portions of these distributions may not be based on the Company’s investment performance and such waivers and reimbursements by Freedom Capital Investment Advisors, LLC may not continue in the future. If Freedom Capital Investment Advisors, LLC does not agree to reimburse certain of the Company’s expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Freedom Capital Investment Advisors, LLC will reduce the future distributions to which you would otherwise be entitled. The IRS does not require your consent to any provision of this Subscription Agreement other than the certifications required to avoid backup withholding. Owner or Authorized Person Signature Date (mm/dd/yyyy) / / Joint Owner or Authorized Person Signature Date (mm/dd/yyyy) / /

8. Financial Advisor / Investor Representative The undersigned confirm on behalf of the Broker Dealer, Financial Institution or Registered Investment Adviser that they (i) are registered and/or properly licensed in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor’s prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six (6) years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares; and (viii) in the case of a Registered Investment Adviser, that the purchase of Shares is in the best interests of the investor. The undersigned Financial Advisor / Investor Representative or Registered Investment Adviser further represents and certifies that in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program. Broker Dealer / Financial Institution Name Financial Advisor / Investor Representative Name Mailing Address (street) (first, middle, last) (city/state) (zip) Advisor Number Branch Number Phone E-mail Address Fax Financial Advisor / Investor Representative Signature Date (mm/dd/yyyy) / / Principal Signature (if applicable) Date (mm/dd/yyyy) / / 9. Subscription Document Delivery Instructions By Mail Regular: Freedom Capital Corporation PO Box 2175 Milwaukee, WI 53201 Overnight: Freedom Capital Corporation C/O UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53233 By Fax 816-860-3140 10. Payment Instructions By Wire Transfer UMB Bank, N.A. 1010 Grand Blvd Kansas City MO 64106 ABA #:101000695 For credit to: Freedom Capital Corporation Account #:9872062280 For further credit to: ·Investor Account Number ·Name or Account Registration ·SSN or TIN Custodial Accounts Forward Subscription Agreement to the custodian By Check made payable to Prior to achieving the minimum offering requiement UMB Fund Services, Inc., as agent for UMB Bank, N.A., as escrow agent for Freedom Capital Corporation Subsequent to achieving the minimum offering requiement UMB Bank, N.A., as agent for Freedom Capital Corporation

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 50,000,000 Shares of

Common Stock

________________________________________________________

PROSPECTUS

________________________________________________________

, 2015

Dealer Prospectus Delivery Obligation

Until [____], 2015, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of Freedom Capital Corporation, or the Registrant, are included in Part A of this Registration Statement:

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(2)	Exhibits
(a)(1)	Articles of Amendment and Restatement of the Registrant dated March 4, 2015.
(b)	Amended and Restated Bylaws of the Registrant adopted March 4, 2015.
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A and incorporated herein by reference).
(e)	Distribution Reinvestment Plan dated March 5, 2015.
(g)(1)	Investment Advisory and Administrative Services Agreement by and between the Registrant and Freedom Capital Investment Advisors LLC dated March 5, 2015.
(h)(1)	Dealer Manager Agreement by and among the Registrant, Freedom Capital Investment Advisors LLC and Democracy Funding LLC dated March 5, 2015.
(h)(2)	Form of Selected Dealer Agreement (Included as Exhibit A to the Form of Dealer Manager Agreement).
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(j)	Custody Agreement by and between UMB Bank, N.A. and Freedom Capital Investment Advisors LLC, dated December 19, 2014.*
(k)(1)	Escrow Agreement by and between the Registrant, Democracy Funding LLC, UMB Bank, N.A. and UMB Fund Services, Inc. dated April 14, 2015.
(k)(2)	Expense Support and Conditional Reimbursement Agreement by and between the Registrant and Freedom Capital Investment Advisors LLC dated March 5, 2015.
(k)(3)	Transfer Agency Services Agreement between the Registrant and UMB Fund Services, Inc. dated March 31, 2015.
(k)(4)	Chief Compliance Officer Services Agreement by and between Vigilant Compliance, LLC and the Registrant, dated August 1, 2014.*
(k)(5)	Chief Financial Officer Services Agreement by and between Vigilant Compliance, LLC and the Registrant, dated August 1, 2014.*
(l)	Opinion of Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
(n)(1)	Consent of Shulman, Rogers, Gandal, Pordy & Ecker, P.A. is included in Exhibit (l)
(n)(2)	Consent of McGladrey LLP.
(r)(1)	Code of Ethics of the Registrant.
(r)(2)	Code of Ethics of Freedom Capital Investment Advisors LLC.

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* Previously filed.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$58,100
FINRA filing fee	$75,500
Blue sky expenses	$275,000
Advertising and sales literature	$1,357,500
Accounting fees and expenses	$1,225,000
Legal fees and expenses	$1,888,670
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Printing	$934,550
Training and Education	$262,500
Due Diligence	$562,500
Transfer agent and escrow agent	$700,000
Total	$7,339,320

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The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated and assume that the Registrant sells all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

Immediately prior to the offering described in the prospectus contained herein, Freedom Capital Investment Advisors LLC (“Freedom Capital Investment Advisors”) will own 100% of the outstanding common stock of the Registrant. In addition, Freedom Capital Investment Advisors may purchase additional shares of the Registrant’s common stock in connection with the private placement described in the prospectus. The ownership percentage of Freedom Capital Investment Advisors, as well as any other individuals who participate in the private placement, will decrease as the number of shares of common stock sold in the offering increases. The Registrant is currently conducting a private placement of shares of its common stock to certain members of its board of directors, individuals and entities affiliated with Freedom Capital Investment Advisors and a sub-adviser, if any. If the Registrant sells the full amount of common shares registered by this Registration Statement, Freedom Capital Investment Advisors’ share ownership is expected to represent less than 1% of the Registrant’s outstanding common stock.

See “Management” and “Certain Relationships and Related Party Transactions” in the prospectus contained herein.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at April 30, 2015:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

Item 30. Indemnification

Limitation on Liability

The Registrant’s charter limits the personal liability of the Registrant’s directors and officers to the corporation and its stockholders for monetary damages. Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

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(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or
(b)	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or
(c)	in the case of criminal proceedings, such person had reasonable cause to believe the act or omission was unlawful.

The Registrant’s charter contains a provision which limits directors’ and officers’ liability, to the maximum extent permitted by Maryland law, and subject to the requirements of the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Registrant intends to obtain director’s and officer’s liability insurance.

Indemnification

Under the MGCL, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that (i) the act or omission of the indemnified party was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the indemnified party actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the Registrant’s board of directors or an agreement approved by the Registrant’s board of directors to which the corporation is a party expressly provides otherwise.

The Registrant’s charter and bylaws obligate the Registrant, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) Freedom Capital Investment Advisors or any of its affiliates acting as an agent for the Registrant, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding, only if all of the following conditions are met:

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(a)	the Registrant has determined, in good faith, that the course of conduct which caused the loss or liability was in the Registrant’s best interest;
(b)	the Registrant has determined, in good faith, that the party seeking indemnification was acting on behalf of or performing services for the Registrant;
(c)	the Registrant has determined, in good faith, that the party seeking indemnification’s liability or loss was not the result of the indemnitee’s negligence or misconduct, in the case that the party seeking indemnification is Freedom Capital Investment Advisors, any of its affiliates or any officer of the Registrant, Freedom Capital Investment Advisors or an affiliate of Freedom Capital Investment Advisors, and gross negligence or willful misconduct in the case that the party seeking indemnification is a director of the Registrant (and not also an officer of the Registrant, Freedom Capital Investment Advisors or an affiliate of Freedom Capital Investment Advisors); and
(d)	such indemnification or agreement to hold harmless is recoverable only out of the Registrant’s net assets and not from the Registrant’s stockholders.

Furthermore, under the Registrant’s charter and bylaws, any director, officer, or any other individual, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(a)	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee;
(b)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or
(c)	a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which securities of the Registrant were offered or sold as to indemnification for violations of securities laws.

Under the Registrant’s charter and bylaws, the advancement of company funds to an indemnitee or its affiliates for legal expenses and other costs, as incurred, as a result of any legal action for which the indemnification is being sought is permissible only if all the following conditions are satisfied:

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(a)	the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Registrant;
(b)	the indemnitee provides the Registrant with written affirmation of such indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met;
(c)	the legal action is initiated by a third party who is not a stockholder, or the legal action is initiated by a stockholder and a court of competent jurisdiction specifically approves of such advancement; and
(d)	the indemnitee or its affiliates undertake to repay the advanced funds to the Registrant, together with the applicable legal rate of interest thereon, in cases in which such indemnitee is found not to be entitled to indemnification.

Indemnification may reduce the legal remedies available to the Registrant and the Registrant’s stockholders against the indemnified individuals. The aforementioned charter and bylaw provisions do not reduce the exposure of directors and officers to liability under federal or state securities laws, nor do they limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to the Registrant or the Registrant’s stockholders, although the equitable remedies may not be an effective remedy in some circumstances.

Item 31. Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which Freedom Capital Investment Advisors and each manager or executive officer of Freedom Capital Investment Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors and Executive Officers” and “Investment Advisory and Administrative Services Agreement.”

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:

(1)	the Registrant, Freedom Capital Corporation, 2200 Wilson Boulevard, Suite 805, Arlington, Virginia 22201;
(2)	the Transfer Agent, UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53233;
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(3)	the Custodian, UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106;
(4)	the investment adviser, Freedom Capital Investment Advisors LLC, 2200 Wilson Boulevard, Suite 805, Arlington, Virginia 22201; and
(5)	the administrator, Freedom Capital Investment Advisors LLC, 2200 Wilson Boulevard, Suite 805, Arlington, Virginia 22201.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The Registrant hereby undertakes:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the Registrant’s net asset value declines more than 10% from the Registrant’s net asset value as of the effective date of this registration statement, or (ii) the Registrant’s net asset value increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;
(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;
(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
(3)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
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(5)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(6)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];
(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

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Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, Commonwealth of Virginia, on May 4, 2015.

Freedom Capital Corporation

By:	/s/ Jeffrey McClure
Name:	Jeffrey McClure
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned directors and officers of Freedom Capital Corporation hereby constitute and appoint Jeffrey McClure and Robert Amweg, and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and on our behalf in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Jeffrey McClure	President and Chief Executive Officer and	May 4, 2015
Jeffrey McClure	Chairman and Director (Principal executive officer)

/s/ Robert Amweg	Chief Financial Officer	May 4, 2015
Robert Amweg	(Principal financial and accounting officer)

/s/ Liam Coakley	Director	May 4, 2015
Liam Coakley

/s/ David Duhamel	Director	May 4, 2015
David Duhamel

/s/ Keith Hall	Director	May 4, 2015
Keith Hall

/s/ Steven Looney	Director	May 4, 2015
Steven Looney